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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
FACTORY 2-U STORES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FACTORY 2-U STORES, INC.
4000 Ruffin Road, San Diego, California 92123
(858) 627-1800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 17, 2003

TO THE STOCKHOLDERS OF FACTORY 2-U STORES, INC.:

Notice is hereby given that we will hold the Annual Meeting of the stockholders of Factory 2-U Stores, Inc. at the Sheraton San Diego Hotel & Marina, West Tower, 1590 Harbor Island Drive, San Diego, California, on Wednesday, September 17, 2003 at 4:00 p.m. for the following purposes:

1.
To elect one (1) Class I director to hold office until the Annual Meeting of Stockholders in 2006 and until his successor is elected.

2.
To consider and act on a proposal to approve an amendment to the Amended and Restated Factory 2-U Stores, Inc. 1997 Stock Option Plan which increases by 1,000,000 the number of shares of common stock issuable upon exercise of options from 2,157,980 to 3,157,980 and adds other forms of equity compensation.

3.
To consider and act on a proposal to ratify the selection of our independent accountants.

4.
To transact such other business as may properly come before the meeting and any adjournments or postponements.

Only stockholders of record as of the close of business on July 25, 2003 will be entitled to notice of or to vote at the meeting or any adjournment or postponement of the meeting. Our transfer books will not be closed. Our Proxy Statement containing information for stockholders accompanies this notice and a copy of our Annual Report for the fiscal year ended February 1, 2003 is also enclosed.

If you do not intend to be present in person at the meeting, please sign and promptly return the enclosed proxy. If you attend the meeting and vote in person, the proxy will not be used.

                        By Order of the Board of Directors

                        Susan M. Skrokov
                         Secretary

San Diego, California
August 15, 2003

PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXY

        The Board of Directors of Factory 2-U Stores, Inc. is soliciting the accompanying Proxy. We will vote all shares represented by proxies in the manner designated; or if no designation is made, we will vote for the election of the director named below, for the amendment to the 1997 Stock Option Plan, for ratification of the selection of our independent accountants and in the discretion of the proxy holders with respect to such other matters as may come before the Annual Meeting. Shares represented by proxies which instruct the proxy holders to abstain (or which are marked by brokers to show that specified numbers of shares are not to be voted) with regard to particular matters will not be voted (or will not be voted as to the specified numbers of shares) with regard to those matters. This Proxy Statement and the accompanying form of Proxy are being mailed on or about August 15, 2003 to all stockholders of record on July 25, 2003.

Revocation

        Any stockholder giving a proxy has the power to revoke it at any time before it is voted by delivering a written instrument of revocation to our office, 4000 Ruffin Road, San Diego, California 92123, or in open meeting, without, however, affecting any vote previously taken. The presence of a stockholder at the meeting will not operate to revoke a proxy, but the casting of a ballot by a stockholder who is present at the meeting will revoke a proxy as to the matter on which the ballot is cast.

Cost and Method of Solicitation

        We will bear the cost of soliciting proxies. We are soliciting proxies by mail and, in addition, our directors, officers and employees may solicit proxies personally or by telephone or telegraph. We will reimburse custodians, brokerage houses, nominees and other fiduciaries for the cost of sending proxy material to their principals.

Voting Rights and Proxies

        Only stockholders of record as of the close of business on July 25, 2003 (the "Record Date"), will be entitled to vote at the meeting. The only outstanding voting securities on that date were 15,670,382 shares of common stock. Each outstanding share of common stock is entitled to one vote. The holders of a majority of the shares of our common stock entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum. If a quorum is present, directors are elected by a plurality of votes cast, except in a situation where there are less than two candidates, in which case, the director will be elected by a majority of votes cast. Stockholders may not accumulate their votes for any nominee for election. If a quorum is present, the affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required for the approval of the proposed amendment to the 1997 Stock Option Plan, the ratification of the selection of our independent accountants and for any other matters that might be submitted to the stockholders for consideration at the Annual Meeting. Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have the effect of a "No" vote for purposes of determining whether a proposal has been approved.

        You may vote stock in person or by proxy appointed by a writing signed by you. We will deem as sufficient any message sent to us prior to the time for voting which appears to have been transmitted by a stockholder, or any reproduction of a proxy. The death or incapacity of the maker will not revoke a proxy, unless the fiduciary having control of the shares represented by the proxy gives us written notice of that death or incapacity and delivers a written instrument of revocation to our office.

PROPOSAL 1

ELECTION OF DIRECTOR

        Our Board of Directors is divided into three classes. Directors are elected, by class, for three-year terms. Successors to the class of directors whose term expires at any annual meeting are elected for a new three-year term. Mr. de Vogel is nominated to serve for a three-year term extending until the Annual Meeting of Stockholders in 2006 and until his successor is elected. Information concerning Mr. de Vogel as a nominee for election as a director is set forth under the caption "Management."

        Unless a proxy contains a contrary instruction, all proxies submitted in the accompanying form will be voted for the election of the nominee. If the nominee becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of another person designated by the Board of Directors. The director will be elected by a majority of the votes cast, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE ABOVE-NAMED NOMINEE AS DIRECTOR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

        The following persons are known by us, based solely upon information filed by such persons with the Securities Exchange Commission, to have owned beneficially more than 5% of any class of our voting securities as of the Record Date:

	Common Stock
Name and Address of Beneficial Owner	Number	Percent of Class
Three Cities Fund II L.P(1)	1,383,914	8.8%
Three Cities Offshore II C.V.(1)	2,340,020	14.9%
The TCW Group, Inc.(2)	1,685,050	10.8%
Kennedy Capital Management, Inc.(3)	789,900	5.0%
Shumway Capital Partners LLC(4)	731,900	4.7%

(1)
The address of the beneficial owners is c/o Three Cities Research, Inc., 650 Madison Avenue, New York, NY 10022. As the investment advisor to both Three Cities Fund II L.P. and Three Cities Offshore II C.V., with power to direct voting and disposition by both those Funds, Three Cities Research, Inc. ("TCR") may be deemed to be the beneficial owner of the total 3,723,934 shares owned by both funds. In addition, because Willem F.P. de Vogel is a general partner of TCR Associates, L.P., the general partner of Three Cities Fund II L.P., he may be deemed to be a beneficial owner of the shares owned by Three Cities Fund II L.P. In addition, because J. William Uhrig is the general partner of TCR Offshore Associates, L.P., the general partner of Three Cities Offshore II, C.V., he may be deemed to be a beneficial owner of the shares owned by Three Cities Offshore II, C.V.

(2)
Based solely on our review of the Schedule 13G filed by such stockholder with the SEC: The address of the beneficial owner is 865 South Figueroa Street, Los Angeles, California 90017. The TCW Group, Inc., a Nevada corporation ("TCW"), filed the Schedule 13G on behalf of itself and its direct and indirect subsidiaries, which collectively constitute The TCW Group, Inc. business unit (the "TCW Business Unit"). The TCW Business Unit is primarily engaged in the provision of investment management services. TCW is the parent holding company and its relevant subsidiaries are (i) Trust Company of the West, a California corporation and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, (ii) TCW Asset Management Company, a California corporation and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, and (iii) TCW Investment Management Company, a California corporation and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. As of July 6, 2001, the ultimate parent company of TCW is Societe Generale, S.A., a corporation formed under the laws of France ("SG"). The principal business of SG is acting as a holding company for a global financial services group, which includes certain distinct specialized business units that are independently operated, including the TCW Business Unit. S.G., for purpose of the federal securities laws, may be deemed ultimately to control TCW and the TCW Business Unit. SG, its executive officers and directors, and its direct and indirect subsidiaries (including all business units except the TCW Business Unit), may beneficially own shares of the securities of the issuer to which this schedule relates and such shares are not reported in this statement. In accordance with Securities and Exchange Commission Release No. 34-39538 (January 12, 1998), and due to the separate management and independent operation of its business units, SG disclaims beneficial ownership of shares beneficially owned by the reporting person. The reporting person disclaims beneficial ownership of shares beneficially owned by SG and any of SG's other business units.

(3)
Based solely on our review of the Schedule 13G filed by such stockholder with the SEC: The address of the beneficial owner is 10829 Olive Blvd., St. Louis, MO 63141. Kennedy Capital Management, Inc. filed its Schedule 13G with the SEC on February 18, 2003 and claimed beneficial ownership of 789,900 shares, or 6% of our common stock, on that date.

(4)
Based solely on our review of the Schedule 13G filed by such stockholder with the SEC: The address of the beneficial owner is 600 Steamboat Rd., Greenwich, CT 06830. Shumway Capital Partners LLC filed its Schedule 13G with the SEC on February 28, 2003 and claimed beneficial ownership of 731,900 shares, or 5.5% of our common stock on that date. The statement was filed by Shumway Capital Partners LLC ("SCP"), a limited liability company organized under the laws of the State of Delaware, which serves as the investment manager to SCP Domestic Fund, LP ("SCP-D"), a Delaware limited partnership and SCP Overseas Fund, Ltd. ("SCP-O"), a Cayman Islands exempted company, with respect to the shares of common stock directly owned by them. SCP exercises investment discretion with regard to the common stock held by SCP-D and SCP-O. The statement was also filed by Chris W. Shumway ("Mr. Shumway"), with respect to the shares of common stock directly owned by SCP by virtue of SCP having investment discretion over the accounts of SCP-D and SCP-O.

        On July 25, 2003, The Depository Trust Company owned of record 9,405,069 shares of common stock, constituting 60.0% of our outstanding common stock. We understand those shares were held beneficially for members of the New York Stock Exchange, some of whom may in turn have been holding shares beneficially for customers.

Management Stockholders

        As of the Record Date, our directors and executive officers beneficially owned the following amounts of our voting securities:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Willem F.P. de Vogel(2)	8,802	*
Douglas C. Felderman	92,236	*
William R. Fields(3)	296,875	1.9%
Peter V. Handal	93,396	*
Michael J. Hein	11,091	*
Larry I. Kelley(3)	84,375	*
Norman G. Plotkin	99,203	*
Ronald Rashkow(3)(4)	316,940	2.0%
Melvin C. Redman(3)	140,625	*
Edward Wong	7,200	*
Wm. Robert Wright II	12,839	*
Directors and Officers as a Group (11 persons)	1,163,582	7.0%

*
Less than 1%.

(1)
Includes shares which may be acquired within 60 days through the exercise of stock options or warrants, as follows: Mr. de Vogel, 3,000 shares; Mr. Felderman, 83,335 shares; Mr. Fields, 46,875 shares; Mr. Handal, 8,129 shares; Mr. Hein, 10,800; Mr. Kelley, 9,375 shares; Mr. Plotkin, 75,313 shares; Mr. Rashkow, 56,500 shares; Mr. Redman, 15,625 shares; Mr. Wong, 7,200 shares; and Mr. Wright, 7,000 shares; all officers and directors as a group, 285,176 shares. As of August 11, 2003, Mr. Kelley is no longer employed by us and these options have expired.

(2)
Does not include shares owned by Three Cities Fund II L.P. Mr. de Vogel is a general partner of TCR Associates, L.P., the general partner of Three Cities Fund II L.P. TCR, of which Mr. de Vogel is the president, is the advisor to Three Cities Fund II L.P. and to Three Cities Offshore II C.V., which own a total of 3,723,934 shares, and has the power to direct the voting and disposition of those shares.

(3)
Includes shares considered beneficially owned under SEC rules, but that are subject to restrictions on disposition, as follows: Mr. Fields, 250,000 shares; Mr. Kelley, 75,000 shares; Mr. Rashkow, 25,000 shares; and Mr. Redman, 125,000 shares. As of August 11, 2003, Mr. Kelley is no longer employed by us and those 75,000 shares were forfeited.

(4)
Includes 45,525 shares of common stock held by Mr. Rashkow's spouse, 458 shares of common stock held by a limited partnership of which Mr. Rashkow is the general partner and 56,500 shares which Mr. Rashkow may acquire within 60 days through the exercise of stock options.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth, as of February 1, 2003, information with respect to our common stock that may be issued upon the exercise of stock options under our Amended and Restated 1997 Stock Option Plan, together with information relating to our common stock that may be issued under plans not approved by stockholders. The Amended and Restated 1997 Stock Option Plan is summarized under Proposal 2 of this Proxy Statement.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders	1,273,404	$14.25	93,942
Equity Compensation Plans Not Approved by Stockholders*	450,000	$2.32	Not Applicable

*
Represents shares of common stock to be issued under outstanding options in connection with individual agreements described under "Compensation of Directors and Executive Officers—Employment Contracts with Named Executive Officers." All such options will be issued under our Amended and Restated 1997 Stock Option Plan if Proposal 2 is approved, but have been excluded from the calculation of shares to be issued under the Plan for purposes of this table because we are contractually obligated to issue them outside of the Plan if Proposal 2 is not approved. This amount also includes 75,000 stock options granted to Mr. Kelley prior to the Record Date. As of August 11, 2003, Mr. Kelley is no longer employed by us and his options have expired. These options will vest over four years in quarterly increments each year and shall be exercisable for a period of five years after vesting. The options shall immediately vest and become exercisable in the event of a change of control. The options will terminate three months after termination of employment if due to retirement after age 65, voluntary resignation with the consent of the company or termination of employment by the company other than for cause (as defined in the respective employment agreement). The options will terminate 12 months after termination of employment due to death or total disability. The options will terminate on the last day of employment if termination by the company is for cause (as defined in the employment agreement).

MANAGEMENT

Directors

        The following table sets forth, as of the Record Date, certain information concerning our directors.

Name	Age	Position	Served on the Board Since	Expiration of Term as Director
Peter V. Handal	61	Director	1997	2004
Ronald Rashkow	62	Director	1997	2004
Wm. Robert Wright II	35	Director	1998	2004
William R. Fields	53	Director, Chairman of the Board and Chief Executive Officer	2002	2005
Willem F.P. de Vogel	52	Director	2000	2003

        Peter V. Handal has been a director since February 1997. Mr. Handal is President and Chief Executive Officer of Dale Carnegie & Associates. Since 1990, he has been President of COWI International Group (a management consulting firm). Mr. Handal is also Chief Executive Officer of J4P Associates LP (a real estate developer). He serves on the Board of Directors of Dale Carnegie & Associates, Cole National Corporation and W. Kruk, S.A.

        Ronald Rashkow was appointed by the Board of Directors to the position of Lead Director effective November 2002. Mr. Rashkow has been a director since February 1997. He has been a principal of Chapman Partners, L.L.C., an investment banking firm, since its founding in September 1995. For more than five years prior to that, he served as Chief Executive Officer and Chairman of the Board of Directors of Handy Andy Home Improvement Centers, Inc. (a building supply retailer started by his family in 1946).

        Wm. Robert Wright II has been a director since November 1998. He has been a managing partner of Grey Mountain Partners, LLC, a private equity firm that invests in middle market companies, since its founding in January 2003. Prior to that, he was employed by TCR from 1992 through 2002, except for a period from July 1993 to August 1995 when he was in a graduate program at Harvard University. His last position with TCR was "managing partner", a title he held from 1999 to 2002.

        William R. Fields has been a director, Chairman of the Board and Chief Executive Officer since November 2002. Prior to joining us, from 1999 to October 2002, Mr. Fields served as Chairman and Chief Executive Officer of Apec China Asset Management, Ltd. From 1997 to 1999, he served as President and Chief Executive Officer of Hudson's Bay Company. Prior to that, from 1996 to 1997, Mr. Fields served as Chairman and Chief Executive Officer of Blockbuster Entertainment Group. From 1993 to 1996, Mr. Fields served as President and Chief Executive Officer of Wal-Mart Stores Division. Mr. Fields currently serves on the Boards of Directors of Lexmark International, a publicly traded company, and The University of Texas Pan-American Foundation.

        Willem F.P. de Vogel has been a director since December 2000. Mr. de Vogel has served as the President of Three Cities Research, Inc., a firm engaged in the investment and management of private capital, since 1982.

Compensation of Directors

        We pay each director who is not an employee of ours or of TCR an annual fee of $12,000 plus $1,250 for attendance at each meeting of the Board of Directors. In addition, at the end of each fiscal quarter, we grant each director who is not an employee 250 shares of common stock. Prior to June 19, 2002, at the end of each fiscal quarter, we also granted each director who is not an employee options to purchase 500 shares of our common stock. Since June 19, 2002, the directors who were not employees of the Company, no longer received quarterly grants of options to purchase our common stock, but instead received at the end of each fiscal quarter, a cash payment equal to the closing market price on such date times 500. Mr. Rashkow received the above-described compensation until November 4, 2002 when he was appointed to the position of Lead Director, at which time he received the compensation described below.

        We reimburse all directors for any out-of-pocket travel expenses incurred in attending meetings.

Ronald Rashkow Lead Director Agreement

        On November 4, 2002, Mr. Rashkow was appointed to the newly created position of Lead Director by our Board of Directors under the terms of an agreement. Mr. Rashkow's service as Lead Director will continue at the pleasure of the Board of Directors for up to three years. Under the terms of his agreement, Mr. Rashkow receives monthly compensation of $12,500, plus reimbursement of all reasonable out-of-pocket travel and other expenses related to the performance of his duties as Lead Director. He is also entitled to receive $3,500 per day, plus reimbursement of all reasonable out-of-pocket travel and other expenses related to the performance of his duties as Lead Director, for each day of service in excess of six days per quarter.

        As an inducement to secure his services as Lead Director, Mr. Rashkow also received options to purchase 50,000 shares of our common stock at an exercise price of $1.61, the fair market value of our common stock on the date of grant. The options vested immediately and are exercisable for five years from the date of grant. As a further inducement to secure his services, Mr. Rashkow also received 25,000 shares of restricted common stock, subject to his completion of 12 months of service as Lead Director. Mr. Rashkow has a target grant of 25,000 similar shares of restricted common stock, subject to his completion of 24 months of service, and another 25,000 shares subject to his completion of 36 months of service. His receipt of these restricted shares, in addition to the length of service requirement, will be commensurate with our Chief Executive Officer's achievement of his performance goals for the applicable year.

Information Regarding the Board of Directors

        The Board has Audit, Compensation, Executive and Nominating Committees.

        Our Audit Committee is composed of outside directors who are not officers or employees of us or our subsidiaries. In the opinion of the Board of Directors and as "independent" is defined under the currently effective standards of the National Association of Securities Dealers, Inc., these directors are independent of management and free of any relationship that would interfere with the exercise of independent judgment as members of the Audit Committee. The Company recognizes that certain current members of the Audit Committee may not meet future NASD standards for independence and is actively seeking other independent directors to serve on the Audit Committee before new NASD independence standards become effective in 2004.

        The Audit Committee currently consists of Messrs. Handal, Rashkow and Wright. This Committee met four times in fiscal 2002. Its principal functions are reviewing and evaluating the results and scope of the audit and other services provided by our independent accountants, as well as our accounting principles and system of internal accounting controls. Our by-laws provide that the Audit Committee must approve affiliated transactions and acquisitions by us of businesses not within certain SIC Codes (primarily covering wholesale apparel trade, retail stores, and apparel stores). Our Board of Directors has adopted a written charter for the Audit Committee.

        The current Compensation Committee consists of Messrs. Handal and de Vogel. This Committee met four times in fiscal 2002. Its principal functions are reviewing, approving and recommending to the full Board compensation arrangements for senior management and employee compensation programs. Our

Board of Directors determines the compensation of our executive officers based on recommendations from the Compensation Committee.

        The Executive Committee consists of Messrs. Rashkow and de Vogel. This Committee met four times in fiscal 2002. It is authorized to undertake or assist in such action as the Board of Directors may from time to time request.

        The Nominating Committee consists of Messrs. Handal, Rashkow and Fields. This Committee met three times during fiscal 2002. Its principal function is to consider potential nominees for election to the Board by either incumbent directors or stockholders.

        The Board normally holds meetings quarterly and special meetings when required. During fiscal 2002, the Board held four regularly scheduled meetings and two special meetings. Each director attended more than three-fourths of the total number of meetings of the Board and more than three-fourths of the total number of meetings of all Committees of the Board on which he served.

Executive Officers

        The following table sets forth, as of the Record Date, certain information concerning our executive officers at the end of fiscal 2002, who are not directors.

Name	Age	Position	Officer Since
Norman G. Plotkin	50	Executive Vice President—Store Development, Human Resources and General Counsel	1998
Douglas C. Felderman	51	Executive Vice President and Chief Financial Officer	1999
Michael J. Hein	54	Senior Vice President—Distribution and Transportation	2002
Edward Wong	46	Executive Vice President—Supply Chain and Information Technology	2002
Larry I. Kelley	59	Executive Vice President—Merchandising and Marketing	2003
Melvin C. Redman	52	Executive Vice President—Store Operations and Distribution	2003

        Norman G. Plotkin is Executive Vice President—Store Development, Human Resources and General Counsel. In addition to his responsibilities of Store Development and General Counsel, Mr. Plotkin assumed responsibility over Human Resources as of January 2003. Mr. Plotkin joined us in July 1998 in the position of Senior Vice President—Store Development and General Counsel. Prior to joining us, Mr. Plotkin was the President of Normark Real Estate Services, Ltd., a commercial real estate firm based in Des Plaines, Illinois. Prior to that, from 1988 until 1996, Mr. Plotkin was the Senior Vice President of Finance and Administration and General Counsel of Handy Andy Home Improvement Centers, Inc.

        Douglas C. Felderman is Executive Vice President and Chief Financial Officer. Mr. Felderman joined us in May 1999. Prior to joining us, from July 1997 to May 1999, Mr. Felderman served as Senior Vice President—Finance and Chief Financial Officer of Strouds, Inc. and from 1995 to 1997, he was the Vice President—Finance of Strouds, Inc. Mr. Felderman served as Vice President, Chief Financial Officer for Crocodile Enterprises, Inc. from April 1994 to September 1995 (a restaurant operator of casual full service and quick service restaurants). From September 1990 to April 1994, he was a business consultant.

        Michael J. Hein is Senior Vice President—Distribution and Transportation. Mr. Hein joined us in March 2000 as Vice President of Transportation and Distribution and served in that position until his promotion to Senior Vice President of Distribution and Transportation in August 2002. Prior to joining us, from April 1995 to March 2000, Mr. Hein served as the Director of Distribution for Petco Animal Supplies, Inc.

        Edward Wong is Executive Vice President—Supply Chain and Information Technology. Mr. Wong joined us in May 2002 as Vice President—Planning and Allocation and was promoted to his current position in August 2002. Prior to joining us, from July 2001 to May 2002, Mr. Wong served as the Vice President of Solution Design for ProfitLogic, Inc. From January 2001 to May 2001, he served as Vice President, Retail Engagement Executive for i2 Technologies. From August 1998 to December 2000, Mr. Wong served as Senior Vice President of Supply Chain and Technology for Gymboree Corporation. Prior to that, Mr. Wong served as Divisional Vice President of Retail Planning and Allocation for Eddie Bauer, Inc. from May 1997 to July 1998.

        Larry I. Kelley served as Executive Vice President—Merchandising and Marketing from January 2003 through August 11, 2003. Prior to joining us, from February 2001 to December 2002, Mr. Kelley served as a principal of Renaissance Partners, LC, a consulting firm for the retail industry. Mr. Kelley served as President and Chief Executive Officer for One Price Clothing Stores from May 1997 through January 2001. From April 1991 through April 1997, Mr. Kelley served as President and Chief Executive Officer of Casual Male Big and Tall, a retail apparel chain.

        Melvin C. Redman is Executive Vice President—Store Operations and Distribution. Mr. Redman joined us in January 2003. Prior to joining us, from October 1995 to January 2003, Mr. Redman served as President and Managing Partner of Redman and Associates, a management consulting firm. Mr. Redman was the President and Chief Operating Officer of MSC Industrial Supply from January 1999 to March 1999. From October 1991 to June 1995, Mr. Redman was the Senior Vice President of Store Operations for Wal*Mart Stores and from December 1984 to October 1991 he was the Regional Vice President of Store Operations for Wal*Mart Stores.

Certain Relationships and Related Transactions

Transactions with Management

        In March 1997, we entered into an agreement for TCR to act as our financial advisor. Under this agreement, we pay TCR an annual fee of $50,000 and reimburse TCR all of its out-of-pocket expenses incurred for services rendered, up to an aggregate of $50,000 annually. We reimbursed TCR for out-of-pocket expenses in the amounts of $47,000, $34,000 and $37,000 during fiscal 2002, 2001 and 2000, respectively.

        On March 6, 2003, Three Cities Fund II L.P. purchased 240,793 shares of our common stock and Three Cities Offshore II C.V. purchased 407,207 shares of our common stock in a private placement at a purchase price of $2.75 per share (a price in excess of the closing market price of our common stock on such date), for an aggregate purchase price of $1,782,000. TCR controls approximately 23.8% of our outstanding common stock and Mr. de Vogel, a member of our Board of Directors, is the President of TCR.

        Also on March 6, 2003, Mr. Rashkow purchased 72,700 shares of our common stock in the private placement at a price of $2.75 per share (a price in excess of the closing market price of our common stock on such date), for an aggregate purchase price of $199,925.

Indebtedness of Management

        During fiscal years 1997 and 1998, we sold to our executive management shares of our Series B Preferred Stock, which were subsequently converted to common stock. With the exception of Mr. Searles, each of the executives noted below paid for his or her shares by giving us a full-recourse promissory note secured by the purchased stock. Each note accrues interest at 8% per annum and requires principal payments equivalent to 16.25% of the annual bonus paid to the purchaser (if such bonus is actually paid in a given year) and a balloon payment of the unpaid principal and interest at maturity. Each of the notes matures five years after the date it was made.

        Mr. Searles' promissory note in the principal amount of $1,400,000 is partial-recourse and was due on April 29, 2003. Mr. Searles is liable for the payment of principal and accrued but unpaid interest on his note up to $600,000 (including the value of the shares of our stock securing the note) and we will have the right to retain the stock securing his note with respect to the balance of any principal and accrued interest on his note to the extent such stock has a value in excess of $600,000 (but not in excess of the outstanding balance of principal and accrued interest). We had forgiven interest payments aggregating $157,808 through November 7, 2002, but Mr. Searles' note accrued interest from November 7, 2002 to April 29, 2003. On April 29, 2003, the principal and accrued interest due on Mr. Searles' note was $1,458,608 and we foreclosed on the collateral which had a market value of $1,198,750, resulting in a deficiency of $259,858, for which Mr. Searles does not have personal liability for this deficiency under the terms of the note.

        Mr. Plotkin's promissory note was outstanding during fiscal 2002, but as of March 21, 2003, Mr. Plotkin had repaid his promissory note in full in the amount of $101,008.

        Additionally, on April 29, 2003, the principal and accrued interest due on the notes for Tracy W. Parks, our former Executive Vice President and Chief Operating Officer, was $117,042. On April 29, 2003, we foreclosed on the collateral which had a market value of $82,197, resulting in a deficiency of $34,845, for which Mr. Parks is personally liable under the terms of his notes.

        During fiscal 2002, we loaned Spencer Insolia, our former Executive Vice President—Marketing and Chief Strategy Officer, $100,000 at the time of his hire. Mr. Insolia's promissory note accrued interest at a rate of 7% per annum and was to be paid in two installments of $50,000 plus all accrued interest to date, on May 1, 2003 and May 1, 2004. Under the terms of his note, Mr. Insolia paid the entire balance of $105,619 on January 6, 2003, when he ceased to be employed by us.

COMPENSATION OF EXECUTIVE OFFICERS

Employment Contracts with Named Executive Officers

William Fields Employment Agreement

        We employed Mr. Fields, Chairman of our Board of Directors and Chief Executive Officer, pursuant to a one-year employment agreement dated November 7, 2002 that expires on November 6, 2003, provided that at the scheduled end of the initial employment term, and on each anniversary thereafter, his employment term will be automatically extended for an additional one-year period unless either Mr. Fields or we give notice to the other at least 90 days before an extension is to take effect that either does not desire the employment term to be extended.

        Under the employment agreement, Mr. Fields' base salary is $750,000 annually. For the first year of his employment term, Mr. Fields is entitled to a bonus of $375,000, payable in 12 monthly installments. Mr. Fields was required to prepare and present to the Compensation Committee written performance objectives for the fiscal year ending January 31, 2004. Following approval by the Compensation Committee of the performance objectives, Mr. Fields' target bonus for the fiscal year ending January 31, 2004 is 75% of his annual base salary for that year. For each subsequent fiscal year in which he meets performance objectives approved in advance by the Compensation Committee, Mr. Fields' target bonus will be based on 100% of his base salary in effect as of the start of that fiscal year.

        As an inducement necessary to secure his services, we granted Mr. Fields non-qualified options to purchase 250,000 shares of our common stock at an exercise price per share of $1.68, the fair market value of our stock on the date of grant. These options vest in tranches of 15,625 shares on each December, March, June and September 30 during the first four years of his employment term. The options in each tranche will be exercisable for a period of five years after the vesting of that tranche. In the event that an amendment to our stock option plan has not been approved by our stockholders, we are nevertheless contractually obligated with respect to such options which would not be granted under our stock option plan.

        As a further inducement necessary to secure his services, we also granted Mr. Fields 250,000 restricted shares of our common stock for $2,500. The restricted stock will vest in installments as follows: 83,333 shares when the closing market price of our common stock equals or exceeds $10 per share for 20 consecutive trading days in any three-month period; an additional 83,333 shares will vest when the closing market price of our common stock equals or exceeds $20 per share for 20 consecutive trading days in any three-month period; and 83,334 shares will vest when the closing market price equals or exceeds $30 per share for 20 consecutive trading days in any three-month period. Mr. Fields' right to receive any shares of restricted stock that have not vested prior to November 7, 2007 will terminate and the restricted stock will be returned to us. Mr. Fields will not be entitled to sell any vested shares of restricted stock until the expiration of two years from the effective date of his employment agreement. In the event that an amendment to our stock option plan has not been approved by our stockholders, we are nevertheless contractually obligated with respect to such stock which would not be granted under our stock option plan.

Melvin Redman Employment Agreement

        We employed Melvin Redman, Executive Vice President—Store Operations and Distribution, pursuant to a one-year employment agreement dated January 6, 2003 that expires on January 6, 2004, provided that at the scheduled end of the initial employment term, and on each anniversary thereafter, his employment term will be automatically extended for an additional one-year period unless either Mr. Redman or we give notice to the other at least 90 days before an extension is to take effect that either does not desire the employment term to be extended.

        Under the employment agreement, Mr. Redman's base salary is $500,000 annually. Mr. Redman received a signing bonus in the amount of $100,000. Mr. Redman was required to prepare and present to the Chief Executive Officer written performance objectives for the fiscal year ending January 31, 2004. Following approval by the Chief Executive Officer of the performance objectives, Mr. Redman's target bonus for the fiscal year ending January 31, 2004 is 50% of his annual base salary for that year. For each subsequent fiscal year in which he meets performance objectives approved in advance by the Compensation Committee, Mr. Redman's target bonus will be based on 50% of his base salary in effect as of the start of that fiscal year. If the performance objectives accepted by the Chief Executive Officer are exceeded in any year, the annual bonus will be increased by 1% of his base salary for each 1% of excess, up to a maximum bonus of 100% of his base salary for the achievement of 150% of the performance objectives. If the performance objectives are not met, Mr. Redman will not be entitled to any bonus.

        As an inducement necessary to secure his services, we granted Mr. Redman non-qualified options to purchase 125,000 shares of our common stock at an exercise price per share of $3.13, the fair market value of our stock on the date of grant. These options vest in tranches of 7,812.5 shares on each December, March, June and September 30 during the first four years of his employment term. The non-qualified options in each tranche will be exercisable for a period of five years after the vesting of that tranche. In the event that an amendment to our stock option plan has not been approved by our stockholders, we are nevertheless contractually obligated with respect to such options which would not be granted under our stock option plan.

        As a further inducement necessary to secure his services, we also granted Mr. Redman 125,000 restricted shares of our common stock for $1,250. The restricted stock will vest in installments as follows: 41,666.7 shares when the closing market price of our common stock equals or exceeds $10 per share for 20 consecutive trading days in any three-month period; an additional 41,666.7 shares will vest when the closing market price of our common stock equals or exceeds $20 per share for 20 consecutive trading days in any three-month period; and 41,666.7 shares will vest when the closing market price equals or exceeds

$30 per share for 20 consecutive trading days in any three-month period. Mr. Redman's right to receive any shares of restricted stock that has not vested prior to January 6, 2008 will terminate and the restricted stock will be returned to us. Mr. Redman will not be entitled to sell any vested shares of restricted stock until the expiration of two years from the effective date of his employment agreement. In the event that an amendment to our stock option plan has not been approved by our stockholders, we are nevertheless contractually obligated with respect to such stock which would not be granted under our stock option plan.

Larry Kelley Employment Agreement

        We employed Larry Kelley, Executive Vice President—Merchandising and Marketing, pursuant to a one-year employment agreement dated January 6, 2003. On August 11, 2003, Mr. Kelley's employment with us was terminated.

        Under the employment agreement, Mr. Kelley's base salary was $400,000 annually. Mr. Kelley was required to prepare and present to the Chief Executive Officer written performance objectives for the fiscal year ending January 31, 2004. Following approval by the Chief Executive Officer of the performance objectives, Mr. Kelley's target bonus for the fiscal year ending January 31, 2004 was 50% of his annual base salary for that year.

        As an inducement to secure his services, we granted Mr. Kelley non-qualified options to purchase 75,000 shares of our common stock at an exercise price per share of $3.13, the fair market value of our stock on the date of grant. These options vest in tranches of 4,687.5 shares on each March, June, September and December 30 during the first four years of his employment term, provided he remained employed by us. As a result of his termination of employment, his options expired.

        As a further inducement to secure his services, we also granted Mr. Kelley 75,000 restricted shares of our common stock for $750. The restricted stock was to vest in installments as follows: 25,000 shares when the closing market price of our common stock equals or exceeds $10 per share for 20 consecutive trading days in any three-month period, an additional 25,000 shares were to vest when the closing market price of our common stock equals or exceeds $20 per share for 20 consecutive trading days in any three-month period; and 25,000 shares were to vest when the closing market price equals or exceeds $30 per share for 20 consecutive trading days in any three-month period. As a result of Mr. Kelley's termination of employment, all of his restricted shares were forfeited.

Douglas Felderman Employment Agreement

        Mr. Felderman is employed as Executive Vice President and Chief Financial Officer, pursuant to a one-year employment agreement dated May 20, 2003 that expires on May 19, 2004, provided that at the scheduled end of the initial employment term, and on each anniversary thereafter, his employment term will be automatically extended for an additional one-year period unless either Mr. Felderman or we give notice to the other at least 90 days before an extension is to take effect that either does not desire the employment term to be extended.

        Under the employment agreement, Mr. Felderman's base salary is $285,000 annually. Mr. Felderman was required to prepare and present to the Chief Executive Officer written performance objectives for the fiscal year ending January 31, 2004. Following approval by the Chief Executive Officer of the performance objectives, Mr. Felderman's target bonus for the fiscal year ending January 31, 2004 is 50% of his annual base salary for that year. For each subsequent fiscal year in which he meets performance objectives approved in advance by the Compensation Committee, Mr. Felderman's target bonus will be based on 50% of his base salary in effect as of the start of that fiscal year. If the performance objectives accepted by the Chief Executive Officer are exceeded in any year, the annual bonus will be increased by 1% of his base salary for each 1% of excess, up to a maximum bonus of 100% of his base salary for the achievement of 150% of the performance objectives. If the performance objectives are not met, Mr. Felderman will not be entitled to any bonus.

        We granted Mr. Felderman non-qualified options to purchase 50,000 shares of our common stock at an exercise price per share of $3.26, the fair market value of our stock on the date of grant. These options vest in tranches of 3,125 shares on each March, June, September and December 30 during the first four years of his employment term. The options in each tranche will be exercisable for a period of five years after the vesting of that tranche.

        We will grant to Mr. Felderman, if an appropriate amendment to our stock option plan has been approved by our stockholders, 50,000 restricted shares of our common stock for $500. The restricted stock will vest in installments as follows: 16,666.7 shares when the closing market price of our common stock equals or exceeds $10 per share for 20 consecutive trading days in any three-month period, an additional 16,666.7 shares will vest when the closing market price of our common stock equals or exceeds $20 per share for 20 consecutive trading days in any three-month period; and 16,666.7 shares will vest when the closing market price equals or exceeds $30 per share for 20 consecutive trading days in any three-month period. Mr. Felderman's right to receive any shares of restricted stock that has not vested prior to April 10, 2008 will terminate and the restricted stock will be returned to us. Additionally, Mr. Felderman will not be entitled to sell any vested shares of restricted stock until the expiration of two years from the effective date of his employment agreement.

Norman Plotkin Employment Agreement

        Mr. Plotkin is employed as Executive Vice President—Store Development, Human Resources and General Counsel, pursuant to a one-year employment agreement dated May 20, 2003 that expires on May 19, 2004, provided that at the scheduled end of the initial employment term, and on each anniversary thereafter, his employment term will be automatically extended for an additional one-year period unless either Mr. Plotkin or we give notice to the other at least 90 days before an extension is to take effect that either does not desire the employment term to be extended.

        Under the employment agreement, Mr. Plotkin's base salary is $285,000 annually. Mr. Plotkin was required to prepare and present to the Chief Executive Officer written performance objectives for the fiscal year ending January 31, 2004. Following approval by the Chief Executive Officer of the performance objectives, Mr. Plotkin's target bonus for the fiscal year ending January 31, 2004 is 50% of his annual base salary for that year. For each subsequent fiscal year in which he meets performance objectives approved in advance by the Compensation Committee, Mr. Plotkin's target bonus will be based on 50% of his base salary in effect as of the start of that fiscal year. If the performance objectives accepted by the Chief Executive Officer are exceeded in any year, the annual bonus will be increased by 1% of his base salary for each 1% of excess, up to a maximum bonus of 100% of his base salary for the achievement of 150% of the performance objectives. If the performance objectives are not met, Mr. Plotkin will not be entitled to any bonus.

        We granted Mr. Plotkin non-qualified options to purchase 50,000 shares of our common stock at an exercise price per share of $3.26, the fair market value of our stock on the date of grant. These options vest in tranches of 3,125 shares on each March, June, September and December 30 during the first four years of his employment term. The options in each tranche will be exercisable for a period of five years after the vesting of that tranche.

        We will grant to Mr. Plotkin, if an appropriate amendment to our stock option plan has been approved by our stockholders, 50,000 restricted shares of our common stock for $500. The restricted stock will vest in installments as follows: 16,666.7 shares when the closing market price of our common stock equals or exceeds $10 per share for 20 consecutive trading days in any three-month period, an additional 16,666.7 shares will vest when the closing market price of our common stock equals or exceeds $20 per share for 20 consecutive trading days in any three-month period; and 16,666.7 shares will vest when the closing market price equals or exceeds $30 per share for 20 consecutive trading days in any three-month period. Mr. Plotkin's right to receive any shares of restricted stock that has not vested prior to April 10,

2008 will terminate and the restricted stock will be returned to us. Additionally, Mr. Plotkin will not be entitled to sell any vested shares of restricted stock until the expiration of two years from the effective date of his employment agreement.

Severance Agreements

Michael Searles Severance Agreement

        On November 7, 2002, Mr. Searles' employment with us was terminated without cause. Under the terms of his Amended Employment Agreement with us, he is entitled to twelve months of his base salary in the total amount of $750,000. He is also entitled to all accrued but unpaid compensation, vacation pay and reimbursable business expenses through his termination date, payable in a lump sum. In addition, he is entitled to the amounts or benefits owing under benefit plans and policies, exclusive of cash severance policies and up to three years of COBRA premiums. As of July 25, 2003, Mr. Searles has received $617,839 in severance payments. All of Mr. Searles' stock options expired three months after his termination date.

        On November 7, 2002, Mr. Searles resigned as a member of the Board of Directors.

Spencer Insolia Severance Agreement

        On January 6, 2003, Mr. Insolia's employment as Executive Vice President—Marketing and Chief Strategy Officer with us was terminated. Under the terms of his severance agreement, Mr. Insolia received an initial payment of $3,846. He also received a stream of bi-weekly payments through July 18, 2003, totaling $128,654. We also paid Mr. Insolia bonuses totaling $137,500 to which he was entitled on January 6, 2003 and agreed to pay Mr. Insolia's COBRA premiums through July 2003.

Louis Leidelmeyer Severance Agreement

        On January 6, 2003, Mr. Leidelmeyer's employment as Executive Vice President—Human Resources with us was terminated. Under the terms of his severance agreement, Mr. Leidelmeyer is entitled to a sum equal to his annual base salary in the amount of $225,000 and his annual automobile allowance in effect at the time of his termination, both payable in equal bi-weekly installments. If he becomes employed prior to January 6, 2004, any payments we would otherwise be obligated to pay him will be reduced by the amount of compensation he receives for services performed through January 6, 2004. He was also entitled to all accrued but unpaid vacation pay, payable in a lump sum. In addition, we agreed to pay Mr. Leidelmeyer's COBRA premiums for twelve months following the termination of his employment. As of July 25, 2003, Mr. Leidelmeyer has received $156,023 in severance payments.

Compensation Committee Report on Executive Compensation

        The Compensation Committee of the Board of Directors is composed entirely of outside directors. The Compensation Committee is responsible for establishing and administering the compensation policies applicable to our executive officers. All decisions by the Compensation Committee are subject to review and approval by the full Board of Directors.

        Our executive compensation philosophy and specific compensation plans tie a significant portion of executive compensation to our success in meeting specific profit, growth and performance goals.

        Our compensation objectives include attracting and retaining the best possible executive talent, motivating executive officers to achieve our performance objectives, rewarding individual performance and contributions, and linking executives' and stockholders' interests through equity based plans.

        Our executive compensation consists of three key components: base salary, annual incentive compensation and stock options, each of which is intended to complement the others and, taken together, to satisfy our compensation objectives. The Compensation Committee's policies with respect to each of the three components are discussed below.

        Base Salary.    In the early part of each fiscal year, the Compensation Committee reviews the base salary of the Chief Executive Officer (subject to requirements of his employment agreement) and the recommendations of the Chief Executive Officer with regard to the base salary of all other executive officers, and approves, with any modifications it deems appropriate, annual base salaries for each of our executive officers. We base the recommended base salaries of the executive officers on an evaluation of the individual performance of the executive officer, including satisfaction of annual objectives. The recommended base salary of the Chief Executive Officer is based on achievement of our annual goals relating to financial objectives, including earnings growth and return on capital employed, and an evaluation of individual performance.

        Recommended base salaries of the executive officers are also based in part upon an evaluation of the salaries of executives who hold comparable positions at comparable companies.

        Annual Incentive Compensation.    Our executive officers participate in a discretionary incentive bonus plan which provides for the payment of annual bonuses in cash or stock (or both), based on our success in attaining financial objectives, and subjective factors established from time to time by the Compensation Committee or the Board of Directors. With the exception of those executives who have separate employment agreements with us, the Compensation Committee normally considers aggregate incentive cash and stock bonus payments to the executive officers, as a group, of up to 50% of their base salaries, and any bonus payments in excess of 50% of the aggregate base salaries, may be paid in cash or stock, at the discretion of the Compensation Committee. The Compensation Committee did not award annual incentive bonus payments to any of our executive officers for fiscal 2002.

        Compensation of the Chief Executive Officer.    Mr. Fields joined us in November 2002 as Chairman of our Board of Directors and Chief Executive Officer. Under the terms of his employment agreement, Mr. Fields' base salary is $750,000 annually. For the first year of his employment term, Mr. Fields is entitled to receive a bonus of $375,000, payable in 12 monthly installments. The Compensation Committee determined Mr. Fields' compensation by considering his prior experience and expertise, compensation paid to other executives with similar experience in comparable companies, and what would be required in order to induce Mr. Fields to join us. In determining Mr. Fields' compensation, the Compensation Committee took into account Mr. Fields extensive prior experience, including his prior 24 years of experience with Wal-Mart, culminating in his serving as Chief Executive Officer and President of Wal-Mart Stores Division during 1993 through 1996, as well as his prior experience as Chairman and Chief Executive Officer of Blockbuster Entertainment Group during 1996 and 1997 and as Chief Executive Officer and President of Hudson's Bay Company during 1997 though 1999. The Compensation Committee concluded that Mr. Fields' compensation was required in order to induce him to join the company and that it was commensurate with the compensation paid to other executives with similar experience in comparable companies.

        Stock Options.    The primary objective of the stock option program is to link our interests and those of our executive officers and other selected employees to those of the stockholders through significant grants of stock options. The Compensation Committee bases the aggregate number of options it recommends on practices of comparable companies, while grants of stock options to specific employees reflect their expected long-term contribution to our success.

Compensation Committee:

Willem F.P. de Vogel, Chairman
Peter V. Handal

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee of the Board of Directors was, during fiscal 2002 or at any other time, one of our officers or employees or an officer or employee of our subsidiaries.

Summary of Cash and Other Compensation

        The following table contains information about the compensation during fiscal 2002 of our former principal executive officer, current principal executive officer, each of our four other most highly paid executive officers who served as executive officers at the end of fiscal 2002 and two other named executive officers who were not serving as executive officers at the end of fiscal 2002:

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year(1)	Salary ($)	Bonus ($)		Restricted Stock Award(s) ($)		Securities Underlying Options	All Other Compensation(3) ($)
Michael M. Searles Former President, Chief Executive Officer and Chairman of the Board(4)	2002 2001 2000	$605,769 747,564 600,000	$	— — 300,000	$	— — —	— — —	$390,777 206,532 210,005
William R. Fields Chief Executive Officer and Chairman of the Board(5)	2002 — —	158,754 — —		62,500 — —		417,500 — —	250,000 — —	40,328 — —
Douglas C. Felderman Executive Vice President and Chief Financial Officer	2002 2001 2000	285,000 283,250 241,346		94,271 — 125,000		— — —	— — 19,474	987 66,195 310,127
Michael J. Hein Senior Vice President—Distribution and Transportation	2002 — —	147,308 — —		— — —		— — —	— — —	875 — —
Spencer Insolia(6) Executive Vice President—Marketing and Chief Strategy Officer	2002 — —	196,154 — —		137,500 — —		— — —	60,000 — —	37,786 — —
Louis A. Leidelmeyer(7) Executive Vice President—Human Resources	2002 — —	212,730 — —		— — —		— — —	5,000 — —	39,135 — —
Norman G. Plotkin Executive Vice President—Store Development, Human Resources and General Counsel	2002 2001 2000	285,000 282,500 222,884		112,468 — 117,500		— — —	— — 21,262	2,200 15,689 13,501
Edward Wong Executive Vice President—Supply Chain and Technology	2002 — —	165,500 — —		25,000 — —		— — —	36,000 — —	7,355 — —

(1)
We refer to a fiscal year by the year in which most of the activity occurred (for example, we refer to fiscal year ended February 1, 2003 as fiscal 2002).

(2)
The aggregate amount of other annual compensation is less than the lesser of $50,000 or 10% of such person's total annual salary and bonus.

(3)
"All Other Compensation" for fiscal 2002 includes (i) matching contributions under our 401(k) Savings Plan of $2,200 for Mr. Searles, $987 for Mr. Felderman, $875 for Mr. Hein, $1,289 for Mr. Leidelmeyer and $2,200 for Mr. Plotkin; (ii) forgiveness of interest in the amount of $157,808 for Mr. Searles; (iii) reimbursement of moving expenses of $40,328 to Mr. Fields and $7,355 to Mr. Wong; (iv) cost of living adjustment of $18,771 for Mr. Insolia; (v) final vacation pay of $86,538 for Mr. Searles, $28,615 for Mr. Leidelmeyer and $5,553 for Mr. Insolia; and (vi) severance payments of $144,231 for Mr. Searles, $13,462 for Mr. Insolia and $9,231 for Mr. Leidelmeyer.

(4)
Mr. Searles was President, Chief Executive Officer and Chairman of the Board until his termination of employment on November 7, 2002.

(5)
Mr. Fields was appointed Chief Executive Officer and Chairman of the Board effective November 7, 2002. During fiscal 2002, Mr. Fields received $62,500 of his guaranteed first year bonus of $375,000 under the terms of his employment agreement.

  Mr. Fields received a restricted stock grant of 250,000 shares of common stock on November 7, 2002 when the closing market price of our common stock was $1.68 per share. The restricted shares vest as follows: 83,333 shares when the closing market price of our common stock equals or exceeds $10 per share for 20 consecutive trading days in any three-month period, an additional 83,333 shares will vest when the closing market price of our common stock equals or exceeds $20 per share for 20 consecutive trading days in any three-month period; and 83,334 shares will vest when the closing market price equals or exceeds $30 per share for 20 consecutive trading days in any three-month period. Mr. Fields' right to receive any shares of restricted stock that have not vested prior to November 7, 2007 will terminate and the restricted stock will be returned to us. Additionally, Mr. Fields will not be entitled to sell any vested shares of restricted stock until the expiration of two years from the effective date of his employment agreement. Mr. Fields is entitled to receive dividends that are paid on common stock and he has the right to vote his restricted shares.

  As of February 1, 2003, the value of Mr. Fields' restricted stock holdings was $677,500 (which is calculated as 250,000 shares times $2.72 per share, minus the $2,500 that Mr. Fields paid for the stock).

(6)
As of January 6, 2003, Mr. Insolia was no longer an employee.

(7)
As of January 6, 2003, Mr. Leidelmeyer was no longer an employee.

Grants of Stock Options

        The following table sets forth information concerning the award of stock options during fiscal 2002. We have never granted stock appreciation rights.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(1)
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year
			Exercise or Base Price ($/sh)
Name				Expiration Date
					5% ($)	10% ($)
Michael M. Searles(2)	—	—	—	—	—	—
William R. Fields	250,000	30.96%	$1.68	9/29/2011	$231,558	$570,338
Douglas C. Felderman	—	—	—	—	—	—
Michael J. Hein	—	—	—	—	—	—
Spencer Insolia(3)	60,000	7.43%	15.62	3/19/2012	589,400	1,493,655
Louis A. Leidelmeyer(3)	5,000	0.62%	2.81	9/18/2012	8,836	22,392
Norman G. Plotkin	—	—	—	—	—	—
Edward Wong	18,000	2.23%	12.86	6/19/2012	145,577	368,920
	18,000	2.23%	2.81	9/18/2012	31,809	80,611

(1)
Amounts shown represent the potential value of granted options if the assumed annual rates of stock appreciation are maintained over the terms of the granted options. The assumed rates of appreciation are established by regulation and are not intended to be a forecast of our performance or to represent our expectations with respect to the appreciation, if any, of the common stock.

(2)
As of November 7, 2002, Mr. Searles was no longer an employee. All such options expired unexercised 3 months after that date.

(3)
As of January 6, 2003, Messrs. Insolia and Leidelmeyer were no longer employees. All such options expired unexercised 60 days after that date.

Exercise of Stock Options and Holdings

        The following table sets forth information concerning exercises of stock options during fiscal 2002 and the fiscal year-end value of unexercised options. We have never granted stock appreciation rights.

Aggregated Option Exercises in Fiscal 2002
Fiscal 2002 Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year End (#)
					Value of Unexercised In-the-Money Options at Fiscal Year End ($)
Name	Shares Acquired On Exercise	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael M. Searles(1)	—	$—	283,517	18,080	$—	$—
William R. Fields	—	—	15,625	234,375	16,250	243,750
Douglas C. Felderman	—	—	64,315	35,685	—	—
Michael J. Hein	—	—	7,200	10,800	—	—
Spencer Insolia(2)	—	—	—	60,000	—	—
Louis A. Leidelmeyer(2)	—	—	20,000	25,000	—	—
Norman G. Plotkin	—	—	60,936	26,758	—	—
Edward Wong	—	—	—	36,000	—	—

(1)
As of November 7, 2002, Mr. Searles was no longer an employee. All such options expired unexercised 3 months after that date.

(2)
As of January 6, 2003, Messrs. Insolia and Leidelmeyer were no longer employees. All such options expired unexercised 60 days after that date.

PERFORMANCE CHART

        The following chart compares the five-year cumulative total return (change in stock price plus reinvested dividends) on our common stock with the total returns of the Nasdaq Composite Index, a broad market index covering stocks listed on the Nasdaq National Market, the Dow Jones Retailers Broadline Index ("Industry Index") which currently encompasses 23 companies, and the companies in the Family Clothing Retail industry (SIC Code 5651), a group currently encompassing 23 companies (the "SIC Index"). This information is provided through February 1, 2003, the end of fiscal 2002.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
FACTORY 2-U STORES, INC., NASDAQ MARKET INDEX,
INDUSTRY INDEX AND SIC INDEX

        The composition of the Industry Index is as follows: BJ's Wholesale Club, Inc., Bon-Ton Stores, Inc., Coles Myer Ltd., Controladora Comer Mex, Cost-U-Less, Inc., Costco Wholesale Corp., Daiei Inc ADR, Dillard's, Inc., Dollar General Corp., Duckwall-Alco Stores, Inc., Elder-Beerman Stores CP, Family Dollar Stores, Inc., Federated Dept. Stores, Fred's, Inc., Ito-Yokado Co., Ltd., J.C. Penney Holding Co., May Department Stores, Pricesmart, Inc., Sears, Roebuck & Co., Shopko Stores Inc., Target Corporation, Value City Dept. Stores and Wal Mart Stores, Inc.

        The composition of the SIC Index is as follows: Abercrombie & Fitch Co., Aeropostale, Inc., American Eagle Outfitter, Big Dog Holdings, Inc., Buckle, Inc., Burlington Coat Factory Warehouse, Casual Male Retail Group, Chico's FAS, Inc., Children's Place Retail Stores, Designs, Inc., Factory 2-U Stores, Inc., Freestar Technologies, Gadzooks, Inc., Gap, Inc., Goody's Family Clothing, Gymboree Corp., Harold's Stores, Inc., Nordstrom, Inc., Ross Stores, Inc., Stage Stores, Inc., Stein Mart, Inc., Syms Corp., Urban Outfitters, Inc., and Wilsons the Leather Expert.

Source: Media General Financial Services

PROPOSAL 2

PROPOSED AMENDMENT TO THE 1997 STOCK OPTION PLAN

        We adopted a 1997 Stock Option Plan that was amended on June 27, 2000 (the "Plan"). In order to support the Company's long-term incentive compensation program and enable it to continue to attract and retain qualified employees, directors and consultants, the Board of Directors has determined that it is necessary to amend and restate the plan to increase the number of shares available for awards and to make certain changes in the terms of the Plan (the "Proposed Plan"). Material changes to the Plan include, but are not limited to: (1) providing that the shares of Common Stock which may be issued under the Proposed Plan shall be 3,157,980, including 2,157,980 shares previously extending for use in the Plan, (2) adding other forms of equity compensation and (3) extending the termination date of the Proposed Plan to an unlimited duration. The changes to the Proposed Plan are intended to provide greater flexibility as to the types of awards that may be granted and the manner in which they are administered.

        The following is a description of the material terms of the Proposed Plan that is subject to shareholder approval, and as such is qualified by the actual terms of the Proposed Plan, the full text of which is set forth in Exhibit A to this Proxy Statement.

DESCRIPTION OF THE PROPOSED PLAN

  Stock Subject to Proposed Plan

        The total number of shares of Common Stock which may be issued under the Proposed Plan shall be 3,157,980, including 2,157,980 shares previously authorized for use in the Plan. Such shares may be (1) authorized but unissued shares or (2) shares that have been issued and reacquired by us. The exercise of a Stock Appreciation Right for cash or the payment of any award in cash shall not count against the Proposed Plan's share limit. To the extent a stock option is surrendered for cash or terminates without having been exercised, or an award terminates without the holder having received payment of the award, or shares awarded are forfeited, the shares subject to such award will be available for future awards under the Proposed Plan. In addition, shares surrendered to us in payment of the option price or withheld by us to satisfy the award holder's tax liability with respect to an award will not count against the share limit and will become available for issuance under the Proposed Plan.

        No Employee shall be granted Stock Options and/or Stock Appreciation rights with respect to more than 500,000 shares of Common Stock in any fiscal year, and no Employee shall be granted Restricted Stock, Deferred Stock and/or Bonus Stock awards with respect to more than 500,000 shares of Common Stock in any fiscal year, subject to adjustment as provided herein.

  Administration

        The Proposed Plan shall be administered by a committee designated by the Board, or if no committee is designated, then with respect to awards to non-employee directors, the Proposed Plan shall be administered by the entire Board. The Board of Directors or committee so acting is referred to in this description as the "Committee". The Committee is authorized to, among other things, grant and amend (provided however that no amendment shall impair the rights of the award holder without his or her written consent) awards to eligible persons under the Proposed Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Proposed Plan as it shall deem advisable; to interpret the terms and provisions of the Proposed Plan and any award granted under the Proposed Plan; and to make all factual and other determinations necessary or advisable for the administration of the Proposed Plan.

  Eligibility

        Awards under the Proposed Plan may be made by the Committee, in its discretion, to all of our Employees, officers, directors, consultants, advisors and suppliers or those of any of our Subsidiaries. In addition, awards under such Sections may be granted to prospective employees, officers, directors, consultants, advisors and suppliers but such awards shall not become effective until the recipient's commencement of employment or service with us or a Subsidiary. Incentive Options may be granted only to employees and prospective employees. Award recipients under the Proposed Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

  Types of Awards

        A summary of the types of awards available under the Proposed Plan is set forth below. In general, the Committee has the authority to grant awards on such terms and conditions as it may determine in its sole discretion, except where such discretion is limited by an express provision of the Proposed Plan.

        1.     Incentive stock options ("ISOs") and non-qualified stock options may be granted for such number of shares of Common Stock as the Committee determines. To the extent any stock option granted to an Employee does not qualify as an ISO, it shall be a non-qualified stock option. The option price per share of common stock purchasable under a stock option will be determined by the Committee; however, the exercise price of any ISO or non-qualified stock option will not be less than the fair market value of the common stock on the date of the award. The Committee will not confer a benefit on any optionee by adjusting or amending the exercise price of an option previously awarded to an optionee; however, this limitation is not applicable to adjustments in the event of certain changes in our corporate structure or grants of options to preserve the value of outstanding options or similar rights assumed or replaced in connection with any acquisition by us, where we issue options to replace options or similar rights granted by the entity or any affiliate of the entity being acquired by us. A stock option will be exercisable at such times, over such term and subject to such terms and conditions as the Committee determines, at an exercise price determined by the Committee. (ISOs are subject to restrictions as to exercise period and price as required by the Internal Revenue Code and may be granted only to employees.) Payment of the exercise price may be made in such manner as the Committee may provide, including one or more of cash, delivery of shares of Common Stock already owned or subject to award under the Proposed Plan, broker-assisted "cashless exercise," or any other manner determined by the Committee. The Committee may provide that the stock options will be transferable. Upon an optionee's termination of service, the option will be exercisable to the extent determined by the Committee, either in the initial grant or an amendment thereto. The Committee may provide that an option that is outstanding on the date of an optionee's death will remain outstanding for an additional period after the date of such death, notwithstanding that such option would otherwise have expired earlier. The Committee may provide that stock options may be surrendered for cash upon any terms and conditions set by the Committee.

        If we acquire another business, by merger or otherwise, the Committee may grant stock options in substitution for any options or other stock awards or stock-based awards granted by such other business or an affiliate thereof. Such substitute stock options may be granted on such terms as the Committee deems appropriate in the circumstances, notwithstanding any limitations on stock options contained in the Proposed Plan.

        2.     Restricted stock is stock that has been issued, subject to forfeiture. In making an award of restricted stock, the Committee will determine the periods, if any, during which the stock is subject to forfeiture, and the purchase price, if any, for the stock. The vesting of restricted stock (i.e., the point at which it becomes non-forfeitable) may be conditioned upon the completion of a specified period of service with us or a related company, the attainment of specific performance goals, or such other criteria as the Committee may determine. During the restricted period, the award holder may not sell, transfer, pledge or assign the restricted stock, except as may be permitted by the Committee. The certificate evidencing the restricted stock will be registered in the holder's name, although the Committee may direct that it remain in our possession until the restrictions have lapsed. Except as may otherwise be provided by the Committee, upon the termination of the award holder's service for any reason during the period before the restricted stock has vested, or in the event the conditions to vesting are not satisfied, all restricted stock that has not vested will be subject to forfeiture and the Committee may provide that any purchase price paid by the holder, or an amount equal to the restricted stock's fair market value on the date of forfeiture, if lower, shall be paid to the holder. During the restricted period, the holder will have the right to vote the restricted stock and to receive any cash dividends, if so provided by the Committee. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant, unless otherwise provided by the Committee.

        3.     A deferred stock award represents our agreement to deliver shares of Common Stock (or their cash equivalent) at a specified future time. Such delivery may be conditioned upon the completion of a specified period of service, the attainment of specific performance goals, or such other criteria as the Committee may determine, or may provide for the unconditional delivery of shares (or their cash equivalent) on the specified date. In making an award of deferred stock the Committee will determine the period during which receipt of the Common Stock will be deferred, and the period, if any, during which the award is subject to forfeiture, and may provide for the issuance of stock pursuant to the award without payment therefore. At the end of the deferral period, and assuming the satisfaction of any condition(s) to vesting of the award, the award will be settled in shares of Common Stock, cash equal to the fair market value of such stock, or a combination thereof, as provided by the Committee. During the deferral period set by the Committee, the award holder may not sell, transfer, pledge or assign the deferred stock award. In the event of termination of service before the deferred stock award has vested, the award will be forfeited, except as may be provided by the Committee. Deferred stock will carry no voting rights until such time as shares of Common Stock are actually issued. The Committee has the right to determine whether and when dividend equivalents will be paid with respect to a deferred stock award.

        4.     A Stock Appreciation Right shall entitle the holder thereof to receive, for each share as to which the award is granted, payment of an amount, in cash, shares of Common Stock, or a combination thereof, as determined by the Committee, equal in value to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over an amount specified by the Committee. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine. The grant shall specify the number of shares of Common Stock as to which the Stock Appreciation Right is granted. The Committee may provide that a Stock Appreciation Right may be exercised only within the 60-day period following occurrence of a Change in Control. The Committee may also provide that in the event of a Change in Control the amount to be paid upon exercise of a Stock Appreciation Right shall be based on the Change in Control Price.

        5.     The Committee may award Bonus Stock to any eligible award recipient subject to such terms and conditions as the Committee shall determine. The grant of Bonus Stock may, but need not, be conditioned upon the attainment of specified performance objectives or upon such other criteria as the Committee may determine. The Committee may waive such conditions in whole or in part (except that the Committee may not waive conditions or restrictions with respect to awards intended to qualify under Section 162(m) of the Code unless such waiver would not cause the award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code). Unless otherwise specified by the Committee, no money shall be paid by the recipient for the Bonus Stock. Alternatively, the Committee may, after considering any accounting impact to the Company, offer eligible employees the opportunity to purchase Bonus Stock at a discount from its Fair Market Value. The Bonus Stock award shall be satisfied by the delivery of the designated number of shares of Common Stock which are not subject to restriction.

  Deferrals of Awards

        The Committee may permit an award recipient to elect to defer receipt of any award for a specified period or until a specified event, upon such terms as are determined by the Committee.

  Change of Control Provisions

        The Proposed Plan authorizes the Committee to grant awards that contain special vesting provisions if there is a Change of Control. If and to the extent provided in the award, upon a Change of Control stock options and stock appreciation rights will become fully exercisable, the restrictions and vesting conditions applicable to restricted stock and deferred stock will lapse and such shares and awards will be deemed fully vested, and the Committee, in its sole discretion, may accelerate the payment date of all vested restricted stock and deferred stock. To the extent the cash payment of any award is based on the fair market value of common stock, such fair market value shall be the Change in Control Price. A "Change of Control" means generally (1) the acquisition of 25% or more of the total combined voting power of all classes of our stock by a person, entity, or group (with certain exceptions), unless such entity has acquired 80% or more of such securities directly from us; (2) the date on which one-third or more of the members of the Board of Directors are not "Current Directors" (which term is defined to mean our current Directors and Directors whose nomination or election was approved by a majority of the Directors who at the time were "Current Directors"); (3) a merger or consolidation with another entity where our Stockholders immediately prior to the merger or consolidation would no longer comprise 50% or more of the voting shares of the surviving Corporation in substantially the same proportions as their prior ownership, or where our directors would not constitute a majority of the Board of Directors of the surviving Corporation; (4) a sale of substantially all of our assets; or (5) approval by the Stockholders of a plan of complete liquidation. The "Change in Control Price" means the highest price per share of common stock paid in any transaction reported on any national market or securities exchange where the common stock is traded, or paid or offered in any transaction related to a Change in Control at any time during the 90-day period ending with the Change in Control. In the case of Stock Appreciation Rights granted in tandem with ISOs, the Change in Control Price will be the highest price paid on the date on which the Stock Appreciation Right is exercised.

  Amendment

        The Proposed Plan is of unlimited duration. The Proposed Plan may be discontinued or amended by the Board of Directors, except that no amendment or discontinuation may adversely affect any outstanding award without the holder's written consent. Amendments may be made without Stockholder approval except as required to satisfy stock exchange or regulatory requirements.

  Adjustment

        In the case of certain changes in our structure affecting the Common Stock, appropriate adjustments may be made by the Board of Directors, in its sole discretion, in order to prevent dilution or enlargement of benefits, in the number of shares reserved under the Proposed Plan, the number of shares as to which awards can be granted to any individual in any fiscal year, in the number and kind of shares or other property subject to awards then outstanding under the Proposed Plan and, where applicable, the amount to be paid by the award holders or the Company pursuant to awards under the Proposed Plan. In addition, upon certain corporate transactions the Board may, in its discretion, (1) accelerate the vesting and/or payment date of awards, (2) cash-out outstanding awards, (3) provide for the assumption of outstanding awards by a surviving or transferee company, (4) provide that in lieu of shares of our Common Stock, the award recipient will be entitled to receive the consideration he would have received for such shares in the transaction (or the value of such consideration in cash), and/or (5) require stock options to be either exercised prior to the transaction or forfeited.

Certain Federal Income Tax Consequences

        The following is a summary of certain Federal Income Tax aspects of stock options that may be awarded under the Proposed Plan based upon the laws in effect on the date hereof.

  Non-Qualified Stock Options

        No income is recognized by the optionee at the time a non-qualified option is granted. Upon exercise of the option, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price. At disposition of the shares, any appreciation after the date of exercise is treated as capital gain.

  Incentive Stock Options

        An optionee generally will not recognize income upon the exercise of an Incentive Stock Option during the period of his/her employment with the Company or one of its subsidiaries or within three months after termination of employment. (The optionee also will not recognize income upon the exercise of an Incentive Stock Option within 12 months after the optionee's termination of employment by reason of permanent and total disability, or within the remaining term of the option following the optionee's death). However, the "spread" between the fair market value of the shares at the time of exercise and the exercise price is includible in the calculation of alternative minimum taxable income for purposes of the alternative minimum tax. The exercise of an Incentive Stock Option after the expiration of the specified time periods results in such exercise being treated in the same manner as the exercise of a non-qualified stock option.

        If the optionee holds the shares received throughout the "ISO holding period", which is both the two-year period after the ISO was granted and the one-year period after the exercise of the ISO, the optionee will recognize capital gain or loss when he/she disposes of the shares. Such gain or loss will be measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If the shares acquired upon exercise of an ISO are disposed of before the end of the ISO holding period, the disposition is a "disqualifying disposition," which causes the optionee to recognize ordinary income in an amount generally equal to the lesser of (i) the excess of the value of the shares on the option exercise date over the exercise price or (ii) the excess of the amount received upon disposition of the shares over the exercise price. Any excess of the amount received upon disposition of the shares over the value of the shares on the exercise date will be taxed to the optionee as capital gain.

  Tax Withholding

        Each award holder shall, no later than the date as of which an amount with respect to an award first becomes includible in such person's gross income for applicable tax purposes, pay to us, or make arrangements satisfactory to the Committee regarding payment of any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. Our obligations under the Proposed Plan shall be conditional on such payment or arrangements. We or the employing corporation shall, to the extent permitted by law, have the right to deduct the minimum amount of any required tax withholdings from any such taxes from any payment of any kind otherwise due to the award holder.

        The Committee may, in its discretion and subject to such terms and conditions as the Committee may provide, an Employee may elect to have the minimum amount of any required tax withholdings with respect to any awards hereunder, satisfied by having us withhold shares of common stock otherwise deliverable to such person with respect to the award or delivering to us shares of unrestricted common stock already owned by the Employee for at least six months. Alternatively, the Committee may require that a portion of the shares of common stock otherwise deliverable be applied to satisfy the withholding tax obligations with respect to the award.

  Company Deductions

        As a general rule, we or one of our subsidiaries will be entitled to a deduction for Federal Income Tax purposes at the same time and in the same amount that an employee or Director recognizes ordinary income from awards under the Proposed Plan, to the extent such income is considered reasonable compensation under the Internal Revenue Code. We will not, however, be entitled to a deduction with respect to payments that are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax. In addition, we will not be entitled to a deduction to the extent compensation in excess of $1 million is paid to an executive officer named in the proxy statement who was employed by us at year-end, unless the compensation qualifies as "performance based" under Section 162(m) of the Code. The Proposed Plan authorizes the Committee to grant awards that qualify as "performance based", as well as awards that do not qualify.

AWARDS UNDER THE PLAN

        The following table sets forth, as of the Record Date, the number of stock options granted to the persons set forth below since the adoption of the Plan, including options that have been exercised, and options that are outstanding.

NAME AND PRINCIPAL POSITION	NUMBER OF SHARES UNDERLYING OPTIONS	NUMBER OF SHARES OF RESTRICTED STOCK
Michael M. Searles Former President, Chief Executive Officer and Chairman of the Board(1)	—	—
William R. Fields Chief Executive Officer and Chairman of the Board(2)	250,000	250,000
Douglas C. Felderman Executive Vice President and Chief Financial Officer	150,000	50,000	(3)
Michael J. Hein Senior Vice President—Distribution and Transportation	18,000	—
Spencer Insolia Former Executive Vice President—Marketing and Chief Strategy Officer(4)	—	—
Louis A. Leidelmeyer Former Executive Vice President—Human Resources(4)	—	—
Norman G. Plotkin Executive Vice President—Store Development and General Counsel	137,694	50,000	(3)
Edward Wong Executive Vice President—Supply Chain and Technology	36,000	—
All current executive officers as a group(5)	791,694	550,000
All current Directors who are not executive officers as a group	74,252	25,000
All current employees, including all current officers who are not executive officers, as a group	554,893	—

(1)
As of November 7, 2002, Mr. Searles was no longer an employee. All such options expired unexercised 3 months after that date.

(2)
Represents stock options and restricted stock issued in connection with agreements described under "Compensation of Directors and Executive Officers—Employment Contracts with Named Executive Officers." All such options and restricted stock will be issued under our Amended and Restated 1997 Stock Option Plan if Proposal 2 is approved, but we are contractually obligated to issue them outside of the Plan if Proposal 2 is not approved.

(3)
Represents restricted stock to be issued in connection with agreements described under "Compensation of Directors and Executive Officers—Employment Contracts with Named Executive Officers." Such restricted stock will be issued under our Amended and Restated 1997 Stock Option Plan if Proposal 2 is approved.

(4)
As of January 6, 2003, Mr. Insolia and Mr. Leidelmeyer were no longer employees. All such options expired unexercised 60 days after that date.

(5)
Includes stock options and restricted stock issued in connection with agreements described under "Compensation of Directors and Executive Officers—Employment Contracts with Named Executive Officers" as follows: Mr. Fields, 250,000 stock options and 250,000 shares of restricted stock; Mr. Redman, 125,000 stock options and 125,000 shares of restricted stock; Mr. Felderman, 50,000 shares of restricted stock; and Mr. Plotkin,50,000 shares of restricted stock. This amount also includes 75,000 stock options and 75,000 shares of restricted stock granted to Mr. Kelley prior to the Record Date. All such options and restricted stock will be issued under our Amended and Restated 1997 Stock Option Plan if Proposal 2 is approved, but we are only contractually obligated to issue the stock options and restricted stock to Messrs. Fields, Redman and Kelley outside of the Plan if Proposal 2 is not approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE PROPOSED FACTORY 2-U STORES, INC. 1997 STOCK OPTION PLAN.

PROPOSAL 3

INDEPENDENT PUBLIC ACCOUNTANTS AND ANNUAL REPORT

        Ernst & Young LLP has been selected as our independent accountants for the fiscal year ending January 31, 2004. We are asking our stockholders to ratify that appointment. Ernst & Young LLP has audited our financial statements since May 6, 2002. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        The affirmative vote of a majority of the votes cast on this proposal will constitute ratification of the appointment of Ernst & Young LLP as our independent accountants.

        Arthur Andersen LP served as our independent accountants for the fiscal year ended February 2, 2002. On April 24, 2002, we determined not to renew the engagement of Arthur Andersen LLP, effective on such date, and on May 6, 2002, we appointed Ernst & Young LLP as our new independent accountants, effective on such date. This determination followed our decision to seek proposals from independent accountants to audit our financial statements for the fiscal year ended February 1, 2003. Our Board of Directors approved the decision not to renew the engagement of Arthur Andersen LLP and to retain Ernst & Young LLP upon the recommendation of our Audit Committee. The decision was based on proposals from large accounting firms and reflected our Chief Financial Officer's and Audit Committee's judgment as to which firm was best suited to deliver external audits to us in light of relevant factors such as the firm's depth of experience, breadth of resources, commitment to provide exceptional service, ability to handle transition issues and location of key personnel.

        During the fiscal year ended February 2, 2002 and the subsequent interim period through April 24, 2002, there were no disagreements between us and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Arthur Andersen LLP's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

        None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within our fiscal year ended February 2, 2002, and the subsequent interim period through April 24, 2002.

        The audit reports of Arthur Andersen LLP on our financial statements as of and for the fiscal year ended February 2, 2002, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        During our fiscal year ended February 2, 2002, and the subsequent interim period through May 6, 2002, we did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS.

REPORT OF THE AUDIT COMMITTEE

        The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended February 1, 2003. The Audit Committee has reviewed and discussed our audited financial statements with management. The Audit Committee has discussed with Ernst & Young LLP, the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees" which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, which relates to the accountant's independence from us, and has discussed with Ernst & Young LLP their independence from us. The Audit Committee acts pursuant to its written Audit Committee Charter. Each of the members of the Audit Committee qualifies as an "independent" Director under the currently effective listing standards of National Association of Securities Dealers. Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended February 1, 2003.

Audit Committee:

Peter V. Handal
Ronald Rashkow
Wm. Robert Wright II

FISCAL 2002 AUDIT FIRM FEE SUMMARY

        During fiscal 2002, we retained our principal auditor, Ernst & Young LLP, to provide services in the following categories and amounts:

Audit Fees

        Ernst & Young LLP billed us an aggregate of $166,468 in fees for professional services rendered in connection with the audit of our financial statements for the most recent fiscal year and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during the fiscal year ended February 1, 2003.

        Arthur Andersen LLP billed us an aggregate of $153,500 in fees for professional services rendered in connection with the audit of our financial statements for the fiscal year ended February 2, 2002 and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during the fiscal year ended February 2, 2002.

Audit-Related Fees

        We did not incur any audit-related fees during the last two fiscal years.

Tax Fees

        Ernst & Young LLP did not provide any professional services for tax compliance, tax advice or tax planning during the last two fiscal years.

        Arthur Andersen LLP billed us an aggregate of $190,000 in fees for other services rendered to us for the fiscal year ended February 2, 2002, primarily related to tax compliance and consulting.

All Other Fees

        We did not incur any other fees for professional services by our principal accountant during the last two fiscal years.

        In accordance with the rules of Nasdaq and the SEC, the Audit Committee has the authority to pre-approve all independent audit engagement fees and terms and pre-approve all permitted non-audit engagements (including the fees and terms thereof) to be performed for the Company by the independent auditors. The Audit Committee has considered whether the provision of non-audit services by our principal auditor is compatible with maintaining auditor independence.

OTHER MATTERS

        Our management knows of no other matters which will be presented for action at the meeting. If any other matters properly come before the meeting, the persons voting the management proxies will vote them in accordance with their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company's directors, executive officers and beneficial owners of more than ten percent (10%) of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. SEC regulations also require such persons to furnish the Company with copies of all such reports.

        Based solely upon its review of the copies of such reports furnished to it, or written representations from the reporting persons that no forms were required to be filed, the Company believes that during the fiscal year ended February 1, 2003 all section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that the Company has recently received information indicating that during the fiscal year ended February 2, 2002, Ronald Rashkow, a director of the Company, failed to timely file Statements of Beneficial Ownership (Form 4) disclosing transactions that occurred on July 17, 2001 and July 25, 2001.

Stockholders' Proposals for Next Year's Annual Meeting

        We must receive proposals which stockholders wish included in next year's Proxy Statement at our principal executive offices at 4000 Ruffin Road, San Diego, California 92109 no later than January 16, 2004.

        We will furnish without charge to each stockholder, upon written request addressed to us at 4000 Ruffin Road, San Diego, California 92123, attention: Chief Financial Officer, a copy of our Annual Report on Form 10-K for the fiscal year ended February 1, 2003 (excluding the exhibits thereto), as filed with the Securities and Exchange Commission. Our Annual Report for the fiscal year ended February 1, 2003 accompanies this proxy statement, but is not deemed to be a part of the proxy soliciting material.

  Please complete, sign and return the enclosed proxy promptly.

                      By Order of the Board of Directors

                      Susan M. Skrokov
                       Secretary

San Diego, California
August 15, 2003

EXHIBIT A

SECOND AMENDED AND RESTATED
FACTORY 2-U STORES, INC.
1997 STOCK OPTION PLAN

        WHEREAS, Factory 2-U Stores, Inc. (the "Company") adopted a 1997 Stock Option Plan that was amended on June 27, 2000 (such plan, as so amended and in effect to the date hereof, the "Amended and Restated Plan"); and

        WHEREAS, the Company desires to amend and restate the Amended and Restated Plan in order to improve the Company's ability to attract and retain highly qualified personnel by providing greater flexibility in making equity-based awards and increasing the number of shares of Common Stock subject to such awards.

        NOW, THEREFORE, the Amended and Restated Plan is further amended and restated to read in its entirety as follows:

        SECTION 1.    Purpose and Types of Awards

        1.1   The purposes of the Second Amended and Restated Factory 2-U Stores, Inc. 1997 Stock Option Plan (the "Plan") are to attract, retain and reward its employees, officers, directors, consultants, advisors and suppliers and strengthen the mutuality of interests between such persons and the Company's shareholders by offering such persons an equity interest in the Company and thereby enabling them to participate in the long-term success and growth of the Company.

        1.2   Awards under the Plan may be in the form of (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Deferred Stock; and/or (v) Bonus Stock. Awards may be free-standing or granted in tandem. If two awards are granted in tandem, the award holder may exercise (or otherwise receive the benefit of) one award only to the extent he or she relinquishes the tandem award.

        SECTION 2.    Definitions

        "Board" shall mean the Board of Directors of the Company.

        "Bonus Stock" shall mean an award described in Section 10 of the Plan.

        "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" shall mean the committee of the Board designated by the Board to administer the Plan, or if no committee is designated, and in any case with respect to awards to non-employee directors, the entire Board.

        "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

        "Company" shall mean Factory 2-U Stores, Inc. and its successors.

        "Deferred Stock" shall mean an award described in Section 9 of the Plan.

        "Director Option" shall mean a Stock Option granted under Section 12 of the Plan.

        "Employee" shall mean an employee of the Company or of any Subsidiary of the Company.

        "Fair Market Value" of the Common Stock on any date shall mean the value determined in good faith by the Committee, by formula or otherwise; provided, however, that unless the Committee determines to use a different measure, the fair market value of the Common Stock shall be the closing sales price of the Common Stock (on such exchange or market as is determined by the Board to be the primary market for the Common Stock) on the date in question (or if shares of Common Stock were not traded on such date, then on the next preceding trading day on which a sale of Common Stock occurred).

        "Incentive Option" shall mean a Stock Option granted under the Plan which both is designated as an Incentive Option and qualifies as an incentive stock option within the meaning of Section 422 of the Code.

        "Non-Employee Director" shall mean a director of the Company who is not employed by the Company or any of its Subsidiaries.

        "Non-Qualified Option" shall mean a Stock Option granted under the Plan which either is designated as a Non-Qualified Option or does not qualify as an incentive stock option within the meaning of Section 422 of the Code.

        "Optionee" shall mean any person who has been granted a Stock Option under the Plan or who is otherwise entitled to exercise a Stock Option.

        "Option Period" shall mean, with respect to any portion of a Stock Option, the period after such portion has become exercisable and before it has expired or terminated.

        "Plan" shall mean the Second Amended and Restated Factory 2-U Stores, Inc. 1997 Stock Option Plan.

        "Relationship" shall mean the status of employee, officer, or director of the Company or any Subsidiary of the Company.

        "Restricted Stock" shall mean an award described in Section 8 of the Plan.

        "Stock Appreciation Right" shall mean an award described in Section 7 of the Plan.

        "Stock Option" shall mean an Incentive Option or a Non-Qualified Option, and, unless the context requires otherwise, shall include Director Options.

        "Subsidiary" shall mean any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, more than 50% of the ownership interests.

        SECTION 3.    Administration

        3.1   The Plan shall be administered by the Committee. Notwithstanding anything to the contrary contained herein, only the Board shall have authority to grant awards to Non-Employee Directors and to amend and interpret such awards.

        3.2   The Committee shall have the following authority and discretion with respect to awards under the Plan: to grant and amend (provided however that no amendment shall impair the rights of the award holder without his or her written consent) awards to eligible persons under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to make all factual and other determinations necessary or advisable for the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority and discretion:

          (a)   to select the persons to whom awards will be granted from among those eligible;

          (b)   to determine the number of shares of Common Stock to be covered by each award granted hereunder subject to the limitations contained herein;

          (c)   to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on such continued employment, performance objectives and such other factors as the Committee may establish, and to determine whether the terms and conditions of the award have been satisfied;

          (d)   to determine the treatment of awards upon an Employee's retirement, disability, death, termination for cause or other termination of employment, or during a leave of absence or upon a Non-Employee Director's termination of Relationship;

          (e)   to determine that the award holder has no rights with respect to any dividends declared with respect to any shares covered by an award or that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the award holder currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the award holder;

          (f)    to determine whether, to what extent, and under what circumstances Common Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of an award holder, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

          (g)   to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent;

          (h)   to determine, pursuant to a formula or otherwise, the Fair Market Value of the Common Stock on a given date;

          (i)    after considering any accounting impact to the Company, to provide that the shares of Common Stock received as a result of an award shall be subject to a right of repurchase by the Company and/or a right of first refusal, in each case subject to such terms and conditions as the Committee may specify;

          (j)    to adopt one or more sub-plans, consistent with the Plan, containing such provisions as may be necessary or desirable to enable awards under the Plan to comply with the laws of other jurisdictions and/or qualify for preferred tax treatment under such laws; and

          (k)   to delegate such administrative duties as it may deem advisable to one or more of its members or to one or more Employees or agents.

        3.3   The Committee shall have the right to designate awards as "Performance Awards." The grant or vesting of a Performance Award shall be subject to the achievement of performance objectives established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit and which the Committee may use as an absolute measure, as a measure of improvement relative to prior performance, or as a measure of comparable performance relative to a peer group of companies: sales, operating profits, operating profits before taxes, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added.

        3.4   All determinations and interpretations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and award holders. Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

        3.5   The Committee shall act by a majority of its members at a meeting (present in person or by conference telephone) or by unanimous written consent.

        3.6   No member of the Board or the Committee, nor any officer or Employee of the Company or its Subsidiaries acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan or any award hereunder. The Company shall indemnify all members of the Board and the Committee and all such officers and Employees acting on their behalf, to the extent permitted by law, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan.

        SECTION 4.    Stock Subject to Plan

        4.1   The total number of shares of Common Stock which may be issued under the Plan shall be 3,157,980, including 2,157,980 shares previously authorized for use in the Amended and Restated Stock Option Plan, subject to adjustment as provided in Section 4.4. Such shares may consist of authorized but unissued shares or shares that have been issued and reacquired by the Company. The exercise of a Stock Appreciation Right for cash or the payment of any award in cash shall not count against this share limit.

        4.2   To the extent a Stock Option is surrendered for cash or terminates without having been exercised, or an award terminates without the holder having received payment of the award, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan. Shares of Common Stock equal in number to the shares surrendered in payment of the option price, and shares of Common Stock which are withheld in order to satisfy federal, state or local tax liability, shall not count against the above limit, and shall again be available for awards under the Plan.

        4.3   No Employee shall be granted Stock Options and/or Stock Appreciation Rights with respect to more than 500,000 shares of Common Stock in any fiscal year, and no Employee shall be granted Restricted Stock, Deferred Stock and/or Bonus Stock awards with respect to more than 500,000 shares of Common Stock in any fiscal year, subject to adjustment as provided in Section 4.4.

        4.4   In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock such that an adjustment is determined by the Board in its discretion to be appropriate, after considering any accounting impact to the Company, in order to prevent dilution or enlargement of benefits under the Plan, then the Board shall, in such a manner as it may in its discretion deem equitable, adjust any or all of (i) the aggregate number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares as to which awards may be granted to any individual in any fiscal year, (iii) the number and kind of shares or other property subject to outstanding awards, and (iv) the exercise price of outstanding Stock Options and any other amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards.

        In addition, upon the dissolution or liquidation of the Company or upon any reorganization, merger, or consolidation as a result of which the Company is not the surviving corporation (or survives as a wholly-owned subsidiary of another corporation), or upon a sale of substantially all the assets of the Company, the Board may, after considering any accounting impact to the Company, take such action as it in its discretion deems appropriate to (i) accelerate the time when awards vest and/or may be exercised and/or may be paid, (ii) cash out outstanding Stock Options and/or other awards at or immediately prior to the date of such event, (iii) provide for the assumption of outstanding Stock Options or other awards by surviving, successor or transferee corporations, (iv) provide that in lieu of shares of Common Stock of Company, the award recipient shall be entitled to receive the consideration he would have received in such transaction in exchange for such shares of Common Stock (or the Fair Market Value thereof in cash), and/or (v) provide that Stock Options shall be exercisable for a period of at least 10 business days from the date of receipt of a notice from the Company of such proposed event, following the expiration of which period any unexercised Stock Options shall terminate.

        The Board's determination as to which adjustments shall be made under this Section 4.4 and the extent thereof shall be final, binding and conclusive.

        4.5   No fractional shares shall be issued or delivered under the Plan. The Committee shall determine whether the value of fractional shares shall be paid in cash or other property, or whether such fractional shares and any rights thereto shall be cancelled without payment.

        SECTION 5.    Eligibility

        5.1   The persons who are eligible for awards hereunder are Employees, officers, directors, consultants, advisors and suppliers of the Company or of any Subsidiary of the Company. In addition, awards under such Sections may be granted to prospective Employees, officers, directors, consultants, advisors and suppliers but such awards shall not become effective until the recipient's commencement of employment or service with the Company or a Subsidiary. Incentive Options may be granted only to Employees and prospective Employees. Award recipients under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

        5.2   Non-Employee Directors shall be granted awards under Section 12 in addition to any awards which may be granted to them under other Sections of the Plan.

        SECTION 6.    Stock Options

        6.1   The Stock Options awarded to Employees under the Plan may be of two types: (i) Incentive Options and (ii) Non-Qualified Options. To the extent that any Stock Option granted to an Employee does not qualify as an Incentive Option, it shall constitute a Non-Qualified Option. All Stock Options awarded to persons who are not Employees shall be Non-Qualified Options.

        6.2   Subject to the following provisions, Stock Options awarded under Section 6 of the Plan shall be in such form and shall have such terms and conditions as the Committee may determine.

          (a)   Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee, after considering any accounting impact to the Company; provided, however, that the exercise price of any Incentive Option or Non-Qualified Option shall not be less than the Fair Market Value of the Common Stock on the date of the award thereof.

          (b)   The Committee shall not confer a benefit on any Optionee by adjusting or amending the exercise price of any Option previously awarded to any Optionee, whether through amendment, cancellation, replacement grants or any other means ("repriced"); provided, however, that the limitations of this Section 6.2(b) shall not be applicable to (i) adjustments pursuant to Section 4.4 of this Agreement or (ii) grants of Options to preserve the value of outstanding options or similar rights assumed or replaced in connection with any acquisition by the Company, regardless of the form which such acquisition may take, where the Company issues Options to replace options or similar rights granted by the entity or any affiliate of the entity being acquired by the Company.

          (c)   Option Term. The term of each Stock Option shall be fixed by the Committee.

          (d)   Exercisability. Stock Options shall be exercisable and shall vest at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may impose different schedules for exercisability and vesting. After considering any accounting impact to the Company, the Committee may waive any exercise or vesting provisions or accelerate the exercisability or vesting of the Stock Option at any time in whole or in part.

          (e)   Method of Exercise. Stock Options may be exercised in whole or in part at any time during the Option Period by giving the Company notice of exercise in the form approved by the Committee (which may be written or electronic) specifying the number of whole shares to be purchased, accompanied by payment of the aggregate option price for such shares. Payment of the option price shall be made in such manner as the Committee may provide in the award, which may include (i) cash (including cash equivalents), (ii) delivery (either by actual delivery of the shares or by providing an affidavit affirming ownership of the shares) of shares of Common Stock already owned by the Optionee for at least six months, (iii) to the extent permitted by law, broker-assisted "cashless exercise" in which the Optionee delivers a notice of exercise together with irrevocable instructions to a broker acceptable to the Company to sell shares of Common Stock (or a sufficient portion of such shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the total option price and any withholding tax obligation resulting from such exercise, (iv) any other manner permitted by law, or (v) any combination of the foregoing.

          (f)    No Shareholder Rights. An Optionee shall have no rights to dividends or other rights of a shareholder with respect to shares subject to a Stock Option until the Optionee has duly exercised the Stock Option and a certificate for such shares has been duly issued (or the Optionee has otherwise been duly recorded as the owner of the shares on the books of the Company).

          (g)   Termination of Employment or Relationship. Following the termination of an Optionee's employment or other Relationship with the Company or its Subsidiaries, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee may provide different post-termination exercise provisions which may vary based on the nature of and reason for the termination. The Committee may provide that, notwithstanding the option term fixed pursuant to Section 6.2(c), a Non-Qualified Option which is outstanding on the date of an Optionee's death shall remain outstanding for an additional period after the date of such death. The Committee shall have absolute discretion to determine the date and circumstances of any termination of employment or other Relationship.

          (h)   Non-transferability. Unless otherwise provided by the Committee, (i) Stock Options shall not be transferable by the Optionee other than by will or by the laws of descent and distribution, and (ii) during the Optionee's lifetime, all Stock Options shall be exercisable only by such Optionee. The Committee, in its sole discretion, may permit Stock Options to be transferred to such other transferees and on such terms and conditions as may be determined by the Committee.

          (i)    Surrender Rights. The Committee may, after considering any accounting impact to the Company, provide that Stock Options may be surrendered for cash upon any terms and conditions set by the Committee.

        6.3   Notwithstanding the provisions of Section 6.2, Incentive Options shall be subject to the following additional restrictions:

          (a)   Option Price. No Incentive Option shall have an option price which is less than the Fair Market Value of the Common Stock on the date of the award of the Incentive Option (or, with respect to awards to prospective Employees, on the first day of employment).

          (b)   Option Term. No Incentive Option shall be exercisable more than ten years after the date such Incentive Stock Option is awarded.

          (c)   Additional Limitations for 10% Shareholders. No Incentive Option granted to an Employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code, shall (i) have an option price which is less than 110% of the Fair Market Value of the Common Stock on the date of award of the Incentive Option or (ii) be exercisable more than five years after the date such Incentive Option is awarded.

          (d)   Exercisability. The aggregate Fair Market Value (determined as of the time the Incentive Option is granted) of the shares with respect to which Incentive Options (granted under the Plan and any other plans of the Company, its parent corporation or subsidiary corporations, as defined in Section 424 of the Code) are exercisable for the first time by an Optionee in any calendar year shall not exceed $100,000.

          (e)   Notice of Disqualifying Disposition. An Optionee's right to exercise an Incentive Option shall be subject to the Optionee's agreement to notify the Company of any "disqualifying disposition" (for purposes of Section 422 of the Code) of the shares acquired upon such exercise.

          (f)    Non-transferability. Incentive Options shall not be transferable by the Optionee, other than by will or by the laws of descent and distribution. During the Optionee's lifetime, all Incentive Options shall be exercisable only by such Optionee.

          (g)   Last Grant Date. No Incentive Option shall be granted more than ten years after the earlier of the date of adoption of the Plan by the Board or approval of the Plan by the Company's shareholders.

        The Committee may, with the consent of the Optionee, amend an Incentive Option in a manner that would cause loss of Incentive Option status, provided the Stock Option as so amended satisfies the requirements of Section 6.2.

        6.4   Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Stock Options in substitution for any options or other stock awards or stock-based awards granted by such entity or an affiliate thereof. Such substitute Stock Options may be granted on such terms as the Committee deems appropriate in the circumstances, notwithstanding any limitations on Stock Options contained in other provisions of this Section 6.

        SECTION 7.    Stock Appreciation Rights

        7.1   A Stock Appreciation Right shall entitle the holder thereof to receive, for each share as to which the award is granted, payment of an amount, in cash, shares of Common Stock, or a combination thereof, as determined by the Committee, equal in value to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over an amount specified by the Committee. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine. The grant shall specify the number of shares of Common Stock as to which the Stock Appreciation Right is granted.

        7.2   The Committee may provide that a Stock Appreciation Right may be exercised only within the 60-day period following occurrence of a Change in Control (as defined in Section 14.2) (such Stock Appreciation Right being referred to herein as a "Limited Stock Appreciation Right"). The Committee may also provide that in the event of a Change in Control the amount to be paid upon exercise of a Stock Appreciation Right shall be based on the Change in Control Price (as defined in Section 14.3).

        SECTION 8.    Restricted Stock

        Subject to the following provisions, all awards of Restricted Stock shall be in such form and shall have such terms and conditions as the Committee may determine:

          (a)   The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The grant and/or the vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company and/or its Subsidiaries, upon the attainment of specified performance objectives, or upon such other criteria as the Committee may determine.

          (b)   Stock certificates representing the Restricted Stock awarded under the Plan shall be registered in the award holder's name, but the Committee may direct that such certificates be held by the Company on behalf of the award holder. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the award holder until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the award holder (or his or her designated beneficiary in the event of death), free of all restrictions.

          (c)   The Committee may provide that the award holder shall have the right to vote and/or receive dividends on Restricted Stock. Unless the Committee provides otherwise, Common Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

          (d)   Except as may be provided by the Committee, in the event of an award holder's termination of employment or other Relationship before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the award holder shall be returned to the award holder or (ii) a cash payment equal to the Restricted Stock's Fair Market Value on the date of forfeiture, if lower, shall be paid to the award holder.

          (e)   The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the award holder's Restricted Stock (except that the Committee may not waive conditions or restrictions with respect to awards intended to qualify under Section 162(m) of the Code unless such waiver would not cause the award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code).

        SECTION 9.    Deferred Stock Awards

        Subject to the following provisions, all awards of Deferred Stock shall be in such form and shall have such terms and conditions as the Committee may determine:

          (a)   The Deferred Stock award shall specify the number of shares of Deferred Stock to be awarded and the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Common Stock will be deferred. The Committee may condition the grant or vesting of Deferred Stock, or receipt of Common Stock or cash at the end of the Deferral Period, upon the completion of a specified period of service with the Company and/or its Subsidiaries, upon the attainment of specified performance objectives, or upon such other criteria as the Committee may determine.

          (b)   Except as may be provided by the Committee, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

          (c)   At the expiration of the Deferral Period, the award holder (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Common Stock equal to the number of shares covered by the Deferred Stock award, (ii) cash equal to the Fair Market Value of such Common Stock, or (iii) a combination of shares and cash, as the Committee may determine.

          (d)   Except as may be provided by the Committee, in the event of an award holder's termination of employment or other Relationship before the Deferred Stock has vested, his or her Deferred Stock award shall be forfeited.

          (e)   The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Common Stock or cash under a Deferred Stock award (except that the Committee may not waive conditions or restrictions with respect to awards intended to qualify under Section 162(m) of the Code unless such waiver would not cause the award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code).

        SECTION 10.    Bonus Stock Awards

        The Committee may award Bonus Stock to any eligible award recipient subject to such terms and conditions as the Committee shall determine. The grant of Bonus Stock may, but need not, be conditioned upon the attainment of specified performance objectives or upon such other criteria as the Committee may determine. The Committee may waive such conditions in whole or in part (except that the Committee may not waive conditions or restrictions with respect to awards intended to qualify under Section 162(m) of the Code unless such waiver would not cause the award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code). Unless otherwise specified by the Committee, no money shall be paid by the recipient for the Bonus Stock. Alternatively, the Committee may, after considering any accounting impact to the Company, offer eligible employees the opportunity to purchase Bonus Stock at a discount from its Fair Market Value. The Bonus Stock award shall be satisfied by the delivery of the designated number of shares of Common Stock which are not subject to restriction.

        SECTION 11.    Election to Defer Awards

        The Committee may permit an award recipient to elect to defer payment of an award for a specified period or until a specified event, upon such terms as are determined by the Committee.

        SECTION 12.    Non-Employee Director Options

        12.1  Director Options shall be Non-Qualified Options and shall have the following terms and conditions:

          (a)   Option Price. The option price per share of Common Stock purchasable under a Director Option shall be the Fair Market Value of the Common Stock on the date of grant.

          (b)   Option Term. The term of a Director Option shall be ten years unless the Committee determines that a shorter term will be applicable.

          (c)   Exercisability. Each Director Option shall become exercisable and shall vest with respect to all shares subject to such Director Option on the first anniversary of the date of grant, provided that the Optionee is a Non-Employee Director on such date.

          (d)   Method of Exercise. The Director Option may be exercised in whole or in part at any time during the Option Period by giving the Company notice of exercise in the form approved by the Committee (which may be written or electronic) specifying the number of whole shares to be purchased, accompanied by payment of the aggregate option price for such shares. Payment of the option price may, at the election of the Optionee, be made in any one or more of the following: (i) cash (including cash equivalents), (ii) by delivery (either by actual delivery of the shares or by providing an affidavit affirming ownership of the shares) of whole shares of Common Stock already owned by the Optionee for at least six months (which shares shall be valued at their Fair Market Value on the date of exercise), or (iii) to the extent permitted by law, by broker-assisted "cashless exercise" in which the Optionee delivers a notice of exercise together with irrevocable instructions to a broker acceptable to the Company to sell shares of Common Stock (or a sufficient portion of such shares) acquired upon exercise of the Director Option and remit to the Company a sufficient portion of the sales proceeds to pay the total option price for such exercise.

          (e)   Termination of Service. If the Optionee's service on the Company's Board is terminated by reason of death, such Optionee's Director Options shall become immediately exercisable, and may be exercised until the end of their term. If the Optionee's service on the Company's Board is terminated for any other reason, such Optionee's Director Options which are exercisable on the date of such termination of Relationship shall continue to be exercisable until the end of their term, and any other Director Options held by such Optionee shall terminate immediately.

          (f)    Transferability. A Non-Employee Director may transfer a Director Option to (i) a revocable trust or other "grantor trust" under Sections 671-677 of the Code for the benefit of the Non-Employee Director during his lifetime, or (ii) one or more of his children, grandchildren and spouse ("family members") or to one or more trusts for the benefit of such family members, or to one or more partnerships in which such family members and the Non-Employee Director are the only partners, or (iii) such other persons or entities as may be permitted by the Board. All transfers of

  Director Options shall be subject to prior approval by the Board and any terms and conditions as may be imposed by the Board. Except for options transferred as provided in this Section 12.2(f), no Director Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution, and during the Optionee's lifetime, all Director Options shall be exercisable only by the Optionee.

          (g)   No Shareholder Rights. An Optionee shall have neither rights to dividends nor other rights of a shareholder with respect to shares subject to a Director Option until the Optionee has duly exercised the Director Option and a certificate for such shares has been duly issued (or the Optionee has otherwise been duly recorded as the owner of the shares on the books of the Company).

          (h)   Surrender Rights. The Committee may, after considering any accounting impact to the Company, provide that Director Options may be surrendered for cash upon any terms and conditions set by the Committee.

        SECTION 13.    Tax Withholding

        13.1  Each award holder shall, no later than the date as of which an amount with respect to an award first becomes includible in such person's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award.

        The obligations of the Company under the Plan shall be conditional on such payment or arrangements. The Company (and, where applicable, its Subsidiaries), shall, to the extent permitted by law, have the right to deduct the minimum amount of any required tax withholdings from any such taxes from any payment of any kind otherwise due to the award holder.

        13.2  To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an Employee may elect to have the minimum amount of any required tax withholdings with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Common Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of unrestricted Common Stock already owned by the Employee for at least six months. Alternatively, the Committee may require that a portion of the shares of Common Stock otherwise deliverable be applied to satisfy the withholding tax obligations with respect to the award.

        SECTION 14.    Change in Control

        14.1  In the event of a Change in Control, unless otherwise determined by the Committee at the time of grant or by amendment (with the award holder's consent) of such grant:

          (a)   all outstanding Stock Options (including Director Options) and all outstanding Stock Appreciation Rights (including Limited Stock Appreciation Rights) awarded under the Plan shall become fully exercisable and vested;

          (b)   the restrictions and vesting conditions applicable to any outstanding Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested;

          (c)   the Committee may, in its sole discretion, accelerate the payment date of all Restricted Stock and Deferred Stock awards; and

          (d)   to the extent the cash payment of any award is based on the Fair Market Value of Common Stock, such Fair Market Value shall be the Change in Control Price.

        14.2  A "Change of Control" shall be deemed to occur on:

          (a)   the date that any person or group deemed a person under Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, other than the Company and its Subsidiaries as determined immediately prior to that date or an employee benefit plan of the Company or its Subsidiaries, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Securities Exchange Act of 1934) of securities of the Company representing 25% or more of the total combined voting power of all classes of stock of the Company having the right under ordinary circumstances to vote at an election of the Board, unless such person has acquired 80% or more of such securities directly from the Company;

          (b)   the date on which one-third or more of the members of the Board shall consist of persons other than Current Directors (for these purposes a "Current Director" shall mean any member of the Board on the effective date specified in Section 17 hereof and any member of the Board whose nomination or election has been approved by a majority of the Current Directors then on the Board);

          (c)   the date of approval by the stockholders of the Company of an agreement providing for the merger or consolidation of the Company with another corporation where (i) the stockholders of the Company, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or (ii) where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or consolidation; or

          (d)   the date of approval by the stockholders of the Company of the liquidation of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

        14.3  "Change in Control Price" means the highest price per share of Common Stock paid in any transaction reported on any national market or securities exchange where the Common Stock is traded, or paid or offered in any transaction related to a Change in Control at any time during the 90-day period ending with the Change in Control. Notwithstanding the foregoing sentence, in the case of Stock Appreciation Rights granted in tandem with Incentive Options, the Change in Control Price shall be the highest price paid on the date on which the Stock Appreciation Right is exercised.

        SECTION 15.    General Provisions

        15.1  Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Common Stock subject or related thereto upon any securities exchange or market or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Common Stock, is necessary or desirable in order to satisfy any legal requirements, or (iv) the issuance, sale or delivery of any shares of Common Stock is or may in the circumstances be unlawful under the laws or regulations of any applicable jurisdiction, the right to exercise such Stock Option shall be suspended, such award shall not be granted and such shares will not be issued, sold or delivered, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee, and the Committee determines that the issuance, sale or delivery of the shares is lawful.

        The application of this Section shall not extend the term of any Stock Option or other award. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws or to compensate the award holder for any loss caused by the implementation of this Section 15.1.

        15.2  The Committee may provide, at the time of grant or by amendment with the award holder's consent, that an award and/or Common Stock acquired under the Plan shall be forfeited, including after exercise or vesting, if within a specified period of time the award holder engages in any of the conduct described below ("Disqualifying Conduct"). Disqualifying Conduct shall mean (i) the award holder's performance of service for a competitor of the Company and/or its Subsidiaries, including service as an employee, director, or consultant, or the establishing by the award holder of a business which competes with the Company and/or its Subsidiaries, (ii) the award holder's solicitation of employees or customers of the Company and/or its Subsidiaries (iii) the award holder's improper use or disclosure of confidential information of the Company and/or its Subsidiaries or (iv) material misconduct by the award holder in the performance of such award holder's duties for the Company and/or its Subsidiaries, as determined by the Committee.

        15.3  Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements.

        15.4  Nothing in the Plan nor in any award hereunder shall confer upon any award holder any right to continuation of his or her employment by or other Relationship with the Company or its Subsidiaries, or interfere in any way with the rights of any such company to terminate such employment or other Relationship.

        15.5  Neither the Plan nor any award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or Subsidiary and an award recipient, and no award recipient will, by participation in the Plan, acquire any right in any specific Company property, including any property the Company may set aside in connection with the Plan. To the extent that any award recipient acquires a right to receive payments from the Company or any Subsidiary pursuant to an award, such right shall not be greater than the right of an unsecured general creditor of the Company or its Subsidiaries.

        15.6  The Plan and all awards hereunder shall be governed by the laws of the State of Delaware without giving effect to conflict of laws principles.

        SECTION 16.    Amendments and Termination

        16.1  The Plan shall be of unlimited duration. The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. Amendments may be made without shareholder approval except as required to satisfy applicable laws or regulations or the requirements of any stock exchange or market on which the Common Stock is listed or traded.

        16.2  The Committee may amend the terms of any award prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent.

        SECTION 17.    Effective Date of Plan

        17.1  The Plan shall be effective on November 4, 2002, subject to approval by the Company's shareholders within 12 months of such date.

PROXY

FACTORY 2-U STORES, INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of FACTORY 2-U STORES, INC., hereby appoints William R. Fields, Douglas C. Felderman and Susan M. Skrokov, or any of them present, with full power of substitution, as attorneys and proxies of the undersigned to appear at the Annual Meeting of Stockholders of FACTORY 2-U STORES, INC., to be held on September 17, 2003, and at any and all adjournments or postponements of that meeting, and there to act for the undersigned and vote all shares of common stock of FACTORY 2-U STORES, INC. standing in the name of the undersigned, with all the powers the undersigned would possess if personally present, as indicated on the reverse side.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF FACTORY 2-U STORES, INC. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ONE DIRECTOR TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2006, FOR THE PROPOSAL TO AMEND THE AMENDED AND RESTATED FACTORY 2-U STORES, INC. 1997 STOCK OPTION PLAN AND FOR THE PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

FACTORY 2-U STORES, INC.

COMMON STOCK

September 17, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

* Please detach along perforated line and mail in the envelope provided. *

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
(1)	Election of Director:		(2)	Approval of the proposal to amend the Amended and Restated Factory 2-U Stores, Inc. 1997 Stock Option Plan.	☐	☐	☐
☐	FOR	NOMINEE:
		Willem de Vogel	(3)	Ratification of the appointment of Ernst &	☐	☐	☐
☐	WITHHOLD	(to serve until the 2006		Young LLP as independent accountants for
	AUTHORITY	Annual Meeting)		Factory 2-U Stores, Inc.
			(4)	In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS September 17, 2003
PROXY STATEMENT SOLICITATION AND REVOCATION OF PROXY
PROPOSAL 1 ELECTION OF DIRECTOR
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
Aggregated Option Exercises in Fiscal 2002 Fiscal 2002 Year-End Option Values
PERFORMANCE CHART
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG FACTORY 2-U STORES, INC., NASDAQ MARKET INDEX, INDUSTRY INDEX AND SIC INDEX
PROPOSAL 2 PROPOSED AMENDMENT TO THE 1997 STOCK OPTION PLAN
PROPOSAL 3 INDEPENDENT PUBLIC ACCOUNTANTS AND ANNUAL REPORT
REPORT OF THE AUDIT COMMITTEE
FISCAL 2002 AUDIT FIRM FEE SUMMARY
OTHER MATTERS
  EXHIBIT A
SECOND AMENDED AND RESTATED FACTORY 2-U STORES, INC. 1997 STOCK OPTION PLAN